Exhibit 10.5

SUBLEASE

[20411 S.W. Birch, Suite 210, Newport Beach, California]

(ACCELERIZE NEW MEDIA, INC.)

Recitals
Section 1.	Sublease
Section 2.	Term
Section 3.	Rent
Section 4.	Use of Premises, Compliance and Condition and Subtenant Improvements
Section 5.	Signage and Parking
Section 6.	Utilities
Section 7.	Master Lease Provisions and Exceptions
Section 8.	Warranty by Sublandlord
Section 9.	Brokers
Section 10.	Notices
Section 11.	Assignment and Subletting
Section 12.	Attornment
Section 13.	Entry
Section 14.	Late Charge and Interest
Section 15.	Security Deposit
Section 16.	No Right to Holdover
Section 17.	Subtenant's Insurance
Section 18.	Entire Agreement
Section 19.	Time of Essence
Section 20.	Definitions
Section 21.	Governing Law
Section 22.	Attorneys Fees
Section 23.	Consent by Master Landlord
Exhibit A	Depiction of Premises
Exhibit B	Master Lease

********************

This Sublease (“Sublease”) is executed on this 1st day of May, 2014 to be effective as of May 1, 2014, by and between Panattoni Development Company, Inc., a California corporation (“Sublandlord”, sometimes collectively referred to as “PDC”), and accelerize new media, inc., a Delaware corporation (“Subtenant”). Sublandlord and Subtenant are hereinafter referred to individually as a “Party” and collectively as the “Parties.”

Recitals

A.     Subtenant desires to lease from Sublandlord a portion of the real property located at 20411 S.W. Birch Street, in the City of Newport Beach, County of Orange, State of California, as depicted on Exhibit A and made a part hereof, commonly known as Suite 210, and as more particularly described as approximately four thousand nine hundred fifty (4,950) Rentable Square Feet and approximately four thousand one hundred sixty eight (4,168) Useable Square Feet from the Sublandlord’s overall office space Sublandlord is leasing from Master Landlord as defined and as more particularly set forth herein below (“Premises”).

B.     This Sublease is subject to that certain Standard Multi-Tenant Office Lease - Gross dated March 7, 2011, including the Addendum and exhibits attached thereto, the First Amendment to Standard Multi-Tenant Office Lease – Gross dated September 11, 2012 (the "First Amendment to Master Lease"), and that certain Second Amendment to Standard Multi-Tenant Office Lease – Gross dated May 1, 2014 (the "Second Amendment to Master Lease") (collectively, the “Master Lease”), attached hereto as Exhibit B and made a part hereof, by and between Ferrado Bayview, LLC, a Delaware limited liability company, as Lessor (“Master Landlord”), and PDC, as Lessee.

C.     Subtenant intends to sublease from Sublandlord and Sublandlord intends to sublease to Subtenant, the Premises, subject to the terms and conditions herein.

NOW, THEREFORE, in exchange for the good and valuable consideration and the mutual covenants and conditions contained herein, the Parties agree as follows:

Section 1. Sublease.

Sublandlord subleases to Subtenant on the terms and conditions in this Sublease and subject to the Master Lease to the extent provided herein, all of the Premises, as depicted and also defined in the Master Lease (attached hereto respectively as Exhibits A and B and made a part hereof), together with the right in common with others to use any portions of the Property that are designated by Master Landlord as Common Areas for the common use of tenants and others, as defined in the Master Lease. The Premises are subleased to Subtenant subject to the exceptions of record, including easements, rights-of-way and prescriptive rights, whether of record or not, and all presently recorded instruments, other than liens and conveyances, that affect the Premises.

Section 2. Term.

The term of this Sublease (“Sublease Term”) will commence on May 1, 2014 (“Commencement Date”) and will continue thereafter until May 31, 2016 (the “Expiration Date”). If the Sublease Term commences on a date other than the Commencement Date, Sublandlord and Subtenant will execute a memorandum setting forth the actual date of commencement of the Sublease Term. Possession of the Premises (“Possession”) will be delivered to Subtenant on the Commencement Date in its “as is” condition. If for any reason Sublandlord does not deliver Possession to Subtenant on the Commencement Date, Sublandlord will not be subject to any liability for this failure, the validity of this Sublease will not be impaired, and Rent will be abated until delivery of Possession of the Premises to Subtenant. Any change in the Commencement Date shall not advance the Expiration Date. Notwithstanding anything to the contrary contained herein or in the Master Lease, Subtenant agrees and acknowledges that it has no right to extend the Sublease Term beyond the Expiration Date.

Section 3. Rent.

As consideration for this Sublease, Subtenant shall pay, without any setoff or deduction except as expressly provided otherwise, the total amount of Base Rent and Additional Rent due for the Sublease Term (sometimes collectively referred to as “Rent”). Subtenant shall pay and be liable for all rental, sales and use taxes, if any, imposed upon or measured by Rent under applicable Law. Base Rent and, if applicable, recurring monthly charges of Additional Rent shall be due and payable in advance on the first day of each calendar month without notice or demand. All other items of Rent shall be due and payable by Subtenant on or before ten (10) days after billing by Sublandlord or Master Landlord, as the case may be. Per the Master Lease, any undisputed amount owed by Subtenant (for clarity Base Rent shall be undisputed under this Sublease) which is not paid within five (5) days of the date such amount is due shall bear interest at the rate of six percent (6%) per annum from the due date of such amount; or, if such interest rate is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law. The payment of interest on such amounts shall not excuse or cure any default by Subtenant under this Sublease, and shall be in addition to any other applicable fees, interest or penalties under the Master Lease. Rent shall be made payable directly to the Sublandlord, unless otherwise expressly provided or designated, and shall be made by good and sufficient check or by other means (such as automatic debit or electronic transfer) acceptable to Sublandlord. Acceptance of less than the correct amount of Rent shall be considered a payment on account of the earliest Rent due. No endorsement or statement on a check or letter accompanying a check or payment shall be considered an accord and satisfaction, and either Party may accept the check or payment without prejudice to that Party’s right to recover the balance or pursue other available remedies. Subtenant’s covenant to pay Rent is independent of every other covenant in this Sublease.

●	Base Rent and Additional Rent.

A.	The Base Rent for the Premises, due and payable to Sublandlord beginning on the Commencement Date, shall be:

On:	Subtenant's Base Rent shall be:
Commencement Date – May 31, 2014	$2.11/RSF ($10,444.50 per month) Abated Rent - Subtenant’s Base Rent for the period of May 1, 2014 through May 31, 2014 shall be $0.00
June 1, 2014 – May 31, 2015	$2.19/RSF ($10,840.50 per month)
June 1, 2015 – May 31, 2016	$2.23/RSF ($11,038.50 per month)

The Parties acknowledge and agree that the Base Rent set forth above for the first (1st) month of the Sublease Term (May 1, 2014 through May 31, 2014) represents the following: “free” Base Rent for the first (1st) month of the Sublease Term otherwise owed during month one of the Sublease Term (“Abated Rent”). Subtenant shall be credited with having paid all of the Abated Rent on the expiration of the Sublease Term only if (i) the Sublease has not been terminated as a result of Subtenant’s breach and failure to cure as provided in the Sublease or the Master Lease and (ii) Subtenant has surrendered the Premises to Sublandlord in the time, manner, and physical condition required by the Sublease or the Master Lease.

If the Commencement Date falls on any day other than the first day of the month and except as otherwise provided herein, such Base Rent for the first calendar month shall be prorated based on a thirty (30) day period.

B.      Telephone and Internet Expenses. Subtenant shall also be responsible for paying directly the costs and expenses of telephone, internet, data line and cable charges, including any installation charges.

C.       Operating Expenses and Other Expenses. Subtenant shall also be responsible monthly as Additional Rent (as defined in the Master Lease) during the Sublease Term for its share of Operating Expenses (as defined in the Master Lease) including, but not limited to, taxes and insurance. Subtenant's Base Year for purposes of its share of Operating Expense Increase shall be Calendar Year 2014. Notwithstanding anything to the contrary contained in this Sublease, Subtenant shall be solely responsible for the costs of any HVAC usage by Subtenant which is outside of the Business Hours for the Building (as described in Paragraph 1.12 of the Master Lease).

D.      Payments. Rent (Base Rent and Additional Rent) shall be made directly payable to Sublandlord by Subtenant at the following address:

Panattoni Development Company, Inc.

8775 Folsom Blvd., Suite 200

Sacramento, CA 95826

Attention: Patty Nishikawa

Section 4. Use of Premises, Compliance and Condition and Subtenant's Improvements.

Subtenant shall have the right to use the Property only for general office and any other uses to the extent permitted by applicable laws, and for no other use or purpose. Subtenant shall comply with all of the terms and provisions of the Master Lease pertaining to Permitted Use, Rules and Regulations. The Premises are accepted by Subtenant in “as is” condition and Subtenant acknowledges that Sublandlord shall not be obligated to refurbish or improve the Premises in any manner whatsoever. Sublandlord acknowledges that, after the Commencement Date, Master Landlord will be completing certain improvements in the Premises for the benefit of Subtenant (“Subtenant's Improvements”) and Sublandlord agrees to reasonably cooperate with Master Landlord and Subtenant in connection therewith at no cost or expense to Sublandlord. Sublandlord shall have no obligation to pay for, furnish, render or supply any work, labor, services, materials, fixtures, equipment or other items to make the Premises ready or suitable for Subtenant’s occupancy (including any work or costs related to the compliance with applicable current building codes, as well as the American with Disabilities Act of 1990 in regard to the Premises, public areas, restrooms, all other common areas, and all mechanical systems), and Sublandlord shall have no liability whatsoever in connection with Subtenant's Improvements. The Parties acknowledge that the TI Allowance (as such term is defined and discussed in the First Amendment and Second Amendment to the Master Lease), in the amount of $49,500.00, that Sublandlord is entitled to from Master Landlord, will be used by Master Landlord to pay for Subtenant's Improvements. Prior to commencement of Subtenant's Improvements, Subtenant shall submit to Sublandlord the plans for Subtenant's Improvements for Sublandlord's prior approval (the plans as approved by Sublandlord, the "Approved Plans"); provided, however, that any such approval by Sublandlord shall in no way obligate Sublandlord in any manner whatsoever in respect to Subtenant's Improvements or the design or construction thereof, nor be deemed a representation or warranty of Sublandlord as to the adequacy or sufficient of the plans thereof, and Sublandlord shall have no liability for any deficiency in design or construction or the use of the Premises as a result of Subtenant's Improvements. Subtenant's Improvements shall be completed in accordance with all applicable laws and regulations, local codes and agencies having jurisdiction over the Premises, the Master Lease and the Approved Plans. By taking possession of the Premises, it shall be conclusively presumed and Subtenant agrees that the Premises are in good order and satisfactory condition and that other than the specific and limited warranties set forth herein under Section 8, Sublandlord has made no other representations or warranties.

Section 5. Signage and Parking.

Subtenant shall not place any signs on the Property without Master Landlord’s and Sublandlord's prior written consent, and upon such prior consent, must be in conformity with all applicable laws and regulations, including the Bayview Business Park sign program. Any such signage shall be installed by Master Landlord or Sublandlord, or, at Master Landlord’s or Sublandlord's discretion, by Subtenant with the prior approval of Master Landlord and Sublandlord, and shall be at the sole cost and expense of Subtenant. Subtenant shall be entitled to the non-exclusive use of vehicle parking spaces pursuant to the Master Lease, on a non-exclusive basis and at no additional charge to Subtenant. Subtenant shall have no right to any reserved parking spaces.

Section 6. Utilities.

During the Sublease Term, Subtenant shall be entitled to use any utilities serving the Premises which are provided to Sublandlord pursuant to the Master Lease, and Subtenant shall be responsible for its proportionate or prorated portion of any bill or charge for which billing cycle begins before the Sublease Term and continues into the Sublease Term. Any telephone, internet, data line, cable and other similar services to the Premises shall be arranged, installed and paid for by Subtenant at Subtenant's sole cost and expense.

Section 7. Master Lease Provisions and Exceptions.

All applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublandlord were the Lessor and Subtenant the Lessee. Except as may otherwise be provided herein, Subtenant assumes and agrees to perform the Lessee’s obligations under the Master Lease during the Sublease Term for the Premises provided however, that Subtenant shall only be liable for the amount of its Rent due and owing per this Sublease. However, the obligation to pay rent and operating costs to Master Landlord under the Master Lease, and to PDC under this Sublease, will be considered performed by Subtenant to the extent rent and operating costs are required to be paid to Sublandlord in accordance with Section 3 of this Sublease. Subtenant will not commit or suffer any act or omission that will violate any of the provisions of this Sublease or Master Lease. Sublandlord will exercise due diligence in attempting to cause Master Landlord to perform its obligations under the Master Lease for the benefit of Subtenant. If the Master Lease terminates, at the option of Master Landlord, this Sublease will terminate and the parties will be relieved of any further liability or obligation under this Sublease. However, if the Master Lease terminates as a result of a default or breach by Sublandlord or Subtenant under this Sublease or the Master Lease, the defaulting Party will be liable to the non-defaulting Party for the damage suffered as a result of the termination. Regardless, if the Master Lease gives Sublandlord any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Premises or the building or project of which the Premises are a part, the exercise of this right by Sublandlord will not constitute a default or breach.

Section 8. Warranty by Sublandlord.

Sublandlord warrants to Subtenant that the Master Lease has not been amended or modified except as expressly set forth in this Sublease; that Sublandlord is not now, and as of the commencement of the Term (defined in this Sublease) of this Sublease will not be, in default or breach of any of the provisions of the Master Lease; and that Sublandlord has no actual knowledge of any claim it is in default or breach of any of the provisions of the Master Lease.

Section 9. Brokers.

Sublandlord and Subtenant each warrant that they have not dealt with any real estate broker in connection with this transaction other than CBRE (“Sublandlord’s Broker”). Sublandlord and Subtenant each agree to indemnify, defend, and hold the other harmless against any damages incurred as a result of the breach of the warranty contained in this Sublease. Any commission to Sublandlord's Broker shall be paid by Sublandlord in accordance with a separate agreement. The Parties agree that Sublandlord’s Broker shall not be a Party to this Sublease or a third party beneficiary of this Sublease.

Section 10. Notices.

All notices and demands that may be required or permitted by either Party to the other will be in writing. All notices and demands by the Sublandlord to Subtenant will be sent by United States Mail, postage prepaid, addressed to the Subtenant at the Premises, and to the address in this Sublease below, or to any other place that Subtenant may from time to time designate in a notice to the Sublandlord. All notices and demands by the Subtenant to Sublandlord will be sent by United States Mail, postage prepaid, addressed to the Sublandlord at the address in this Sublease, and to any other person or place that the Sublandlord may from time to time designate in a notice to the Subtenant.

To Sublandlord:	Panattoni Development Company, Inc.
20411 S.W. Birch, Suite 200
Newport Beach, CA 92660
Attn: Chris Wilson
Telephone: (949) 474-7830
Facsimile: (949) 474-6754

To Subtenant:	Accelerize New Media, Inc.
20411 S.W. Birch Street, Suite 250
Newport Beach, CA 92660
Attn: Michael Lin
Jeff McCollum
Telephone: (949) 548-2253
Facsimile: ____________

To Master Landlord:	Ferrado Bayview, LLC
20411 S.W. Birch, Suite 360
Newport Beach, CA 92660
Attn: John Lake
Telephone: (949) 474-9884
Facsimile: (949) 474-9892

Section 11. Assignment and Subletting.

Subtenant will not assign this Sublease or further sublet all or any part of the Premises without the prior written consent of Sublandlord and Master Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.

Section 12. Attornment.

If the Master Lease terminates, Subtenant will, if requested, attorn to Master Landlord and recognize Master Landlord as Sublandlord under this Sublease. However, Subtenant's obligation to attorn to Master Landlord will be conditioned on Subtenant's receipt of a nondisturbance agreement.

Section 13. Entry.

During the Sublease Term, Sublandlord reserves the right to enter the Premises on reasonable notice to Subtenant to inspect the Premises or the performance by Subtenant of the terms and conditions of this Sublease or to show the Premises to its employees (or prospective employees), agents, officers, directors, partners, lenders, independent contractors, consultants and affiliates, and also during the last six (6) months of the Sublease Term, to show the Premises to prospective subtenants, provided the Subtenant and Sublandlord have not entered into and executed an amendment to extend the Sublease Term of this Sublease prior to January 1, 2016. In an emergency, no notice will be required for entry.

Section 14. Late Charge and Interest.

In addition to Master Landlord’s additional administrative costs, the late payment of any Rent may also cause Sublandlord to incur additional costs, including the cost to maintain in full force the Master Lease, administration and collection costs, and processing and accounting expenses. If any undisputed installment of Rent (for clarity Base Rent shall be undisputed under this Sublease) is not received within ten (10) days after that amount is due, Sublandlord may, at its sole discretion, charge Subtenant an additional five percent (5%) of the delinquent amount (“Late Fee”), which is agreed to represent a reasonable estimate of the additional administrative costs incurred by Sublandlord as a result of Subtenant’s failure to timely pay the Rent. However, in no event will the Late Fee exceed the maximum interest rate permitted by law that may be charged under these circumstances. Sublandlord and Subtenant recognize that the damage Sublandlord will suffer in the event of Subtenant's failure to pay this amount is difficult to ascertain and that the Late Fee is the best estimate of the damage that Sublandlord will suffer. All Late Fees shall be payable directly to Sublandlord. If a Late Fee becomes payable for any three (3) installments of Rent within any twelve (12) month period, the Rent will automatically become payable quarterly in advance.

As used in this Section and Section 3, payment obligations shall be “undisputed” unless Subtenant, within the period allowed for cure hereunder, certifies to Sublandlord in writing that it disputes specific amounts in good faith (describing the nature of the dispute), and until final mutual agreement or judicial determination. As to Base Rent and other undisputed amounts, Subtenant shall timely pay such obligations. Disputed amounts determined to be due shall bear interest from the date originally due.

Section 15. Security Deposit.

Concurrently with Subtenant's execution of this Sublease, Subtenant shall deliver a check to Sublandlord in the sum of $10, 840.50 (the “Security Deposit”) as security for Subtenant's faithful performance of its obligations under this Sublease. If Subtenant fails to pay Rent, or otherwise breaches the Sublease, Sublandlord may use, apply or retain all or any portion of the Security Deposit for the payment of any amount already due Sublandlord, for Rent which will be due in the future, and/or to reimburse or compensate Sublandlord for any liability, expense, loss or damage which Sublandlord may suffer or incur by reason hereof. If Sublandlord uses or applies all or any portion of the Security Deposit, Subtenant shall within ten (10) days after written request thereof deposit monies with Sublandlord sufficient to restore the Security Deposit to the full amount required by this Sublease. Within thirty (30) days after the Expiration Date or the earlier termination of this Sublease, Sublandlord shall return that portion of the Security Deposit not used or applied by Sublandlord. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Subtenant under this Sublease.

Section 16. No Right to Holdover.

Subtenant has no right to retain possession of the Premises or any part thereof beyond the Expiration Date or earlier termination of the Sublease. In the event that Subtenant holds over, then Base Rent shall be increased to one hundred fifty percent (150%) of the Base Rent then applicable immediately preceding the Expiration Date or termination. Nothing herein shall be construed as consent by Sublandlord to any holding over by Subtenant.

Section 17. Subtenant's Insurance.

During the Sublease Term and any early possession period, Subtenant at its sole cost shall maintain insurance with respect to its operations and the Premises as required of Sublandlord by the Master Lease. Sublandlord and Master Landlord shall be additional insureds on all of such insurance policies and Subtenant shall deliver to Sublandlord adequate evidence that all such insurance is in full force and effect.

Section 18. Entire Agreement.

This Sublease sets forth all the agreements between Sublandlord and Subtenant concerning the Premises, and there are no other agreements either oral or written other than as set forth in this Sublease.

Section 19. Time of Essence.

Time is of the essence in this Sublease.

Section 20. Definitions.

Unless otherwise expressly and specifically defined in this Sublease, all capitalized terms shall have the same definitions and meanings ascribed in the Master Lease.

Section 21. Governing Law.

This Sublease will be governed by and construed in accordance with California law.

Section 22. Attorney Fees.

If either Party commences an action against the other in connection with this Sublease, the prevailing Party will be entitled to recover costs of suit and reasonable attorney fees.

Section 23. Consent by Master Landlord.

THIS SUBLEASE WILL HAVE NO EFFECT UNLESS CONSENTED AND AGREED TO BY MASTER LANDLORD, IN WRITING EVIDENCED BY SIGNATURE HERETO BELOW.

[Signature Page Follows]

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have executed this Sublease as of the date first above written.

"SUBTENANT"

ACCELERIZE NEW MEDIA, INC.,

a Delaware corporation

By:	/s/ Jeff McCollum
Name:	Jeff McCollum
Title:	President

"SUBLANDLORD"

PANATTONI DEVELOPMENT COMPANY, INC.,

a California corporation

By:	/s/ Adon A. Panattoni
Adon A. Panattoni, Chief Executive Officer

[Master Landlord Consent Follows]

MASTER LANDLORD CONSENT

Master Landlord has reviewed this Sublease and hereby consents and agrees to the terms herein, as of the date first above written.

FERRADO BAYVIEW, LLC,

a Delaware limited liability company

By:	/s/ Pepe Tena
Name:	Pepe Tena
Title:	President

EXHIBIT A

Depiction of Premises

EXHIBIT B

Master Lease

STANDARD MULTI-TENANT OFFICE LEASE - GROSS
AIR COMMERCIAL REAL ESTATE ASSOCIATION

1. Basic Provisions ("Basic Provisions").

1.1 Parties: This Lease ("Lease"), dated for reference purposes only March 7, 2011, is made by and between Ferrado Bayview, LLC, a Delaware limited liability company ("Lessor") and Panattoni Development Company, Inc., a California corporation ("Lessee"), (collectively the "Parties", or individually a "Party").

1.2(a) Premises: That certain portion of the Project (as defined below), known as Suite Numbers(s) 200, ~~floor(s)~~, consisting of approximately 9,542 rentable square feet and approximately 8,547 useable square feet("Premises"). The Premises are located at: 20411 S.W. Birch, in the City of Newport Beach, County of Orange, State of California, with zip code 92660. In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, the exterior walls, the area above the dropped ceilings, or the utility raceways of the building containing the Premises ("Building") or to any other buildings in the Project; provided, however, that Lessee shall have the right to use the area above the dropped ceilings and utility raceways and the roof in connection with the Lessee Improvements with Lessor's prior written consent which shall not be unreasonably withheld, conditioned or delayed. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Project." The Project consists of approximately (see Addendum, Paragraph 56) rentable square feet. (See also Paragraph 2)

1.2(b) Parking: Twenty-four (24) unreserved and fourteen (14) reserved vehicle parking spaces at a monthly cost of $ -0- per unreserved space and $ ______ per reserved space. (See Paragraph 2.6 and Addendum, Paragraph 59)

1.3 Term: Five (5) years and zero (0) months ("Original Term") commencing June 1, 2011 ("Commencement Date") and ending May 31, 2016 ("Expiration Date"). (See also Paragraph 3 and Work Letter, Paragraph 8)

1.4 Early Possession: If the Premises are available Lessee may have non-exclusive possession of the Premises commencing (see Addendum, Paragraph 54) ("Early Possession Date"). (See also Paragraphs 3.2 and 3.3)

1.5 Base Rent: $ ______ per month ("Base Rent)", payable on the first (1st) day of each month commencing June 1, 2011. (See also Paragraphs 4 and 52)

☑ If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted. See Paragraph 52

1.6 Lessee's Share of Operating Expense Increase: (see Addendum, Paragraph 60) percent (---%) ("Lessee's Share"). In the event that that size of the Premises and/or the Project are modified during the term of this Lease, Lessor shall recalculate Lessee's Share to reflect such modification.

1.7 Base Rent and Other Monies Paid Upon Execution:

(a) Base Rent: $ ______ for the period June 1, 2011 - June 30, 2011

(b) Security Deposit: $ ______ ("Security Deposit"). (See also Paragraph 5)

(c) Parking: $ -0- for the period (see Addendum, Paragraph 59).

(d) Other: $ N/A for N/A.

(e) Total Due Upon Execution of this Lease: $ ______

1.8 Agreed Use: General office purposes and any other lawful purpose (See also Paragraph 6)

1.9 Base Year; Insuring Party. The Base Year is Calendar Year 2011. Lessor is the "Insuring Party" (See also Paragraphs 4.2 and 8)

1.10 Real Estate Brokers: (See also Paragraph 15)

(a) Representation: The following real estate brokers (the "Brokers") and brokerage relationships exist in this transaction (check applicable boxes).

☑ Lee & Associates®-Newport Beach, Inc. represents Lessor exclusively ("Lessor's Broker");

☑ CB Richard Ellis represents Lessee exclusively ("Lessee's Broker"); or

☐ ______ represents both Lessor and Lessee ("Dual Agency").

(b) Payment to Brokers (See Addendum, Paragraph 58): Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Brokers for the brokerage services rendered by the Brokers the fee agreed to in the attached separate written agreement or if no such agreement is attached, the sum of ------- or ______% of the total Base Rent payable for the Original Term~~, the sum of ______ or ______ of the total Base Rent payable during any period of time that the Lessee occupies the Premises subsequent to the Original Term, and/or the sum of ______ or N/A % of the purchase price in the event that the Lessee or anyone affiliated with Lessee acquires from Lessor any rights to the Premises~~.

1.11 Guarantor. The obligations of the Lessee under this Lease shall be guaranteed by None

SB ___ INITIALS

PAGE 1 OF 15

___ INITIALS

©1999 - AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM OFG-9-3/10E

("Guarantor"). (See also Paragraph 37)

1.12 **Business Hours for the Building:** 7:00 a.m. to 8:00 p.m., Mondays through Fridays (except Building Holidays) and 7:00 a.m. to 1:00 p.m. on Saturdays *on an as needed basis* (except Building Holidays). *Lessee shall have access to the Premises on a 24 hours per day, 7 days per week basis, subject to the terms and conditions of the Lease.* "Building Holidays" shall mean the dates of observation of New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and any such nationally recognized holidays as are adopted by Lessor as Holidays for the building

1.13 **Lessor Supplied Services.** Notwithstanding the provisions of Paragraph 11.1, Lessor is NOT obligated to provide the following within the Premises:

☐ Janitorial services

☐ Electricity

☐ Other (specify): ____

1.14 **Attachments.** Attached hereto are the following, all of which constitute a part of this Lease:

☑ an Addendum consisting of Paragraphs 53 through 66;

☑ a plot *floor* plan depicting the Premises;

☑ a current set of the Rules and Regulations;

☑ a Work Letter;

☐ a janitorial schedule;

☑ other (specify): Commencement Date Memorandum (Sample), Site Plan, Parking Plan, Exhibit A Tenant Improvement Plan, Existing Lender - Subordination, Non-Disturbance and Attornment Agreement (see Exhibit G), Option(s) to Extend, Arbitration Agreement, Rent Adjustment(s), Proposed Lessee Exterior Sign Location (see Exhibit B), Short Form Memorandum of Lease (see Exhibit C)

2. **Premises.**

2.1 **Letting.** Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. While the approximate square footage of the Premises may have been used in the marketing of the Premises for purposes of comparison, the Base Rent stated herein is NOT tied to square footage and is not subject to adjustment should the actual size be determined to be different, *except as set forth in Addendum, Paragraph 56.* **Note: Lessee is advised to verify the actual size prior to executing this Lease.**

2.2 **Condition.** Lessor shall deliver the Premises to Lessee in a clean condition on the Commencement Date or the Early Possession Date, whichever first occurs ("Start Date"), and warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC"), *windows and seals, roof, structural components and equipment serving the Building and Premises shall be in good operating condition during the term of the Lease and extension thereof pursuant to Paragraph 50 below* ~~and all other items which the Lessor is obligated to construct pursuant to the Work Letter attached hereto, if any, other than those constructed by Lessee, shall be in good operating condition on said date, that the structural elements of the roof, bearing walls and foundation of the Unit shall be free of material defects, and that the Premises do not contain hazardous levels of any mold or fungi defined as toxic under applicable state or federal law.~~ *In no event will the Start Date affect the Commencement Date for payment of Rent, which shall commence June 1, 2011.*

2.3 **Compliance.** Lessor warrants to the best of its knowledge that the improvements comprising the Premises and the Common Areas comply with the building codes that were in effect at the time that each such improvement, or portion thereof, was constructed, and also with all applicable laws, covenants or restrictions of record, regulations, and ordinances ("Applicable Requirements") in effect on the Start Date. Said warranty does not apply to the use to which Lessee will put the Premises, modifications which may be required by the Americans with Disabilities Act or any similar laws as a result of Lessee's use (see Paragraph 49), or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. **NOTE: Lessee is responsible for determining whether or not the zoning and other Applicable Requirements are appropriate for Lessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed.** If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same. If the Applicable Requirements are hereafter changed so as to require during the term of this Lease the construction of an addition to or an alteration of the Premises, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Premises ("Capital Expenditure"), Lessor and Lessee shall allocate the cost of such work as follows:

(a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however that if such Capital Expenditure is required during the last 2 years of this Lease and the cost thereof exceeds 6 months' Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within 10 days after receipt of Lessee's termination notice that Lessor has elected to pay the difference between the actual cost thereof and the amount equal to 6 months' Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least 90 days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.

(b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor shall pay for such Capital Expenditure ~~and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease or any extension thereof, on the date that on which the Base Rent is due, an amount equal to 1/144th of the portion of such costs reasonably attributable to the Premises. Lessee shall pay interest on the balance but may prepay its obligation at any time. If, however, such Capital Expenditure is required during the last 2 years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon 90 days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within 10 days after receipt of Lessor's termination notice that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with Interest, from Rent until Lessor's share of such costs have been fully paid. If Lessee is unable to finance Lessor's share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon 30 days written notice to Lessor.~~

(c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to nonvoluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall either: (i) immediately cease such changed use or intensity of use and/or take such other steps as may be necessary to eliminate the requirement for such Capital Expenditure, or (ii) complete such Capital Expenditure at its own expense. Lessee shall not have any right to terminate this Lease, *except as expressly set forth in this Lease.*

2.4 **Acknowledgements.** Lessee acknowledges that: (a) *except for items outlined in Paragraph 56,* it has been given an opportunity to inspect and measure the Premises, (b) Lessee has been advised by Lessor and/or Brokers to satisfy itself with respect to the size and condition of the Premises ~~(including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements)~~, and their suitability for Lessee's intended use, (c) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, *and* (d) ~~it is not relying on any representation as to the size of the Premises made by Brokers or Lessor, (e) the square footage of the Premises was not material to Lessee's decision to lease the Premises and pay the Rent stated herein, and (f)~~ neither Lessor, Lessor's agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Lessee's ability to honor the Lease or suitability to occupy the Premises, and (ii) it is Lessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

2.5 **Lessee as Prior Owner/Occupant.** The warranties made by Lessor in Paragraph 2 shall be of no force or effect if immediately prior to the Start Date, Lessee was the owner or occupant of the Premises. In such event, Lessee shall be responsible for any necessary corrective

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work.

2.6 **Vehicle Parking.** (See Addendum, Paragraph 59) ~~So long as Lessee is not in default, and subject~~ Subject to the Rules and Regulations attached hereto, and as established by Lessor from time to time, Lessee shall be entitled to rent and use the number of parking spaces specified in Paragraph 1.2(b) ~~at the rental rate applicable from time to time for monthly parking as set by Lessor and/or its licensee.~~

(a) If Lessee commits, permits or allows any of the prohibited activities related to vehicle parking described in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the reasonable cost to Lessee, which cost shall be ~~immediately~~ payable upon within three (3) days of written demand by Lessor.

(b) ~~The monthly rent per parking space specified in Paragraph 1.2(b) is subject to change upon 30 days prior written notice to Lessee. The rent for the parking is payable one month in advance prior to the first day of each calendar month.~~ (See Addendum, Paragraph 59)

2.7 **Common Areas - Definition.** The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Project and interior utility raceways and installations within the Premises that are provided and designated by the Lessor from time to time for the general nonexclusive use of Lessor, Lessee and other tenants of the Project and their respective employees, suppliers, shippers, customers, contractors and invitees, including, but not limited to, common entrances, lobbies, corridors, stairwells, public restrooms, elevators, parking areas, loading and unloading areas, trash areas, roadways, walkways, driveways and landscaped areas.

2.8 **Common Areas - Lessee's Rights.** Lessor grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the nonexclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Project. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon written notice ten (10) days after receipt of such written notice ~~demand by Lessor.~~

2.9 **Common Areas - Rules and Regulations.** Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to adopt, modify, amend and enforce reasonable rules and regulations ("Rules and Regulations") for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Project and their invitees. The Lessee agrees to abide by and conform to all such Rules and Regulations, and shall use its best efforts to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the noncompliance with said Rules and Regulations by other tenants of the Project.

2.10 **Common Areas - Changes.** Lessor shall have the right, in Lessor's ~~sole~~ reasonable discretion, from time to time:

(a) To make reasonable changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways so long as the Premises and Lessee's use and enjoyment thereof of the Premises, Building, Project or Common Areas are not substantially affected or the visibility or accessibility to the Premises, Building, Project or Common Areas are not substantially affected in any manner from the exterior of the Building or from the elevator and/or the lobby, and such provision shall apply to 2.10(b) through (f);

(b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

~~(c) To designate other land outside the boundaries of the Project to be a part of the Common Areas;~~

(d) To add additional buildings and improvements to the Common Areas;

(e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Project, or any portion thereof; and

(f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Project as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

Lessor shall use commercially reasonable efforts to provide Lessee with as much notice as reasonably possible of such changes under items (a) to (f) herein.

3. Term.

3.1 **Term.** The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3. Lessee acknowledges and agrees that the Commencement Date shall be June 1, 2011, whether or not Lessee has completed the Lessee Improvements.

3.2 **Early Possession.** (See Addendum, Paragraph 64) ~~Any provision herein granting Lessee Early Possession of the Premises is subject to and conditioned upon the Premises being available for such possession prior to the Commencement Date. Any grant of Early Possession only conveys a non-exclusive right to occupy the Premises.~~ If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay **Base Rent**, Operating Expenses and other charges except for utilities shall be abated free for the period of such Early Possession. All other terms of this Lease (~~including but not limited to the~~ excluding obligations to pay Lessee's Share of the Operating Expense Increase, Base Rent and other charges) shall be in effect during such period. Any such Early Possession shall not affect the Expiration Date.

3.3 **Delay In Possession.** Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee upon full execution of the Lease, receipt of all monies due and certificate of insurance from Lessee as outlined in the Lease ~~by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession by such date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or change the Expiration Date. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until Lessor delivers possession of the Premises and any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession is not delivered within 60 days after the Commencement Date, as the same may be extended under the terms of any Work Letter executed be Parties, Lessee may, at its option, by notice in writing within 10 days after the end of such 60 day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said 10 day period, Lessee's right to cancel shall terminate. If possession of the Premises is not delivered within 120 days after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.~~

3.4 **Lessee Compliance.** Lessor shall not be required to deliver possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5) and receipt of all monies due. Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date excluding the payment of Rent (which shall commence on the Commencement Date - June 1, 2011) ~~, including the payment of Rent~~, notwithstanding Lessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4. Rent.

4.1. **Rent Defined.** All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("Rent").

4.2 **Operating Expense Increase.** Commencing January 1, 2012, Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share of the amount by which all Operating Expenses for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the "Operating Expense Increase", in accordance with the following provisions:

(a) "Base Year" is the calendar year as specified in Paragraph 1.9.

(b) "Comparison Year" is defined as each calendar year during the term of this Lease subsequent to the Base Year; provided, however, Lessee shall have no obligation to pay a share of the Operating Expense Increase until January 1, 2012 ~~applicable to the first 12 months of the Lease Term~~ (other than such as are mandated by a governmental authority, as to which government mandated expenses Lessee shall pay Lessee's Share, notwithstanding they occur during said period ~~the first twelve (12) months~~). Lessee's Share of the Operating Expense Increase for the ~~first and~~ last Comparison Years of the Lease Term shall be prorated according to that portion of such Comparison Year as to which Lessee is responsible for a share of such increase.

(c) The following costs relating to the ownership and operation of the Project, calculated as if the Project was at least 95% occupied, are defined as "Operating Expenses" (see Addendum, Paragraphs 60, 61 and 62):

(i) Costs relating to the operation, repair, and maintenance in neat, clean, safe, good order and condition, but not the replacement (see subparagraph (g)), of the following:

(aa) The Common Areas, including their surfaces, coverings, decorative items, carpets, drapes and

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window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs, fences and gates;

(bb) All heating, air conditioning, plumbing, electrical systems, life safety equipment, communication systems and other equipment used in common by, or for the benefit of, tenants or occupants of the Project, including elevators and escalators, tenant directories, fire detection systems including sprinkler system maintenance and repair.

(cc) All other areas and improvements that are within the exterior boundaries of the Project but outside of the Premises and/or any other space occupied by a tenant.

(ii) The cost of trash disposal, janitorial and security services, pest control services, and the costs of any environmental inspections;

(iii) The cost of any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense";

(iv) The cost of the premiums for the insurance policies maintained by Lessor pursuant to paragraph 8 and any deductible portion of an insured loss concerning the Building or the Common Areas;

(v) The amount of the Real Property Taxes payable by Lessor pursuant to paragraph 10;

(vi) The cost of water, sewer, gas, electricity, and other publicly mandated services not separately metered;

(vii) Labor, salaries, and applicable fringe benefits and costs (all of which must be reasonable), materials, supplies and tools, used in maintaining and/or cleaning the Project and accounting and management fees attributable to the operation of the Project;

~~(viii) The cost of any capital improvement to the Building or the Project not covered under the provisions of Paragraph 2.3 provided; however, that Lessor shall allocate the cost of any such capital improvement over a 12 year period and Lessee shall not be required to pay more than Lessee's Share of 1/144th of the cost of such Capital Expenditure in any given month;~~

(ix) The cost to replace equipment or improvements that have a useful life for accounting purposes of 5 years or less.

(x) Reserves set aside for maintenance, repair and/or replacement of Common Area improvements and equipment.

(d) Any item of Operating Expense that is specifically attributable to the Premises, the Building or to any other building in the Project or to the operation, repair and maintenance thereof, shall be allocated entirely to such Premises, Building, or other building. However, any such item that is not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Project.

(e) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(c) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Project already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

(f) Lessee's Share of Operating Expense Increase is payable monthly on the same day as the Base Rent is due hereunder. The amount of such payments shall be based on Lessor's estimate of the Operating Expense Expenses. Within one hundred twenty (120) days after the close of each calendar year ~~60 days after written request (but not more than once each year)~~ Lessor shall deliver to Lessee a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses for the preceding year. If Lessee's payments during such Year exceed Lessee's Share, Lessee shall credit the amount of such over-payment against Lessee's future payments or promptly refund the overpayment to Lessee if the Lease term has expired. If Lessee's payments during such Year were less than Lessee's Share, Lessee shall pay to Lessor the amount of the deficiency within ~~10~~ 30 days after delivery by Lessor to Lessee of said statement. Lessor and Lessee shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last Comparison Year for which Lessee is responsible as to Operating Expense Increases, notwithstanding that the Lease term may have terminated before the end of such Comparison Year. Lessor shall maintain its books and records regarding Operating Expenses with generally accepted accounting principles and customary management practices, consistently applied. Within 150 days following the Lessor's delivery of the reasonably detailed statement under Paragraph 4.2(f), Lessee and its representative(s) shall have the right, during regular business hours, after reasonable advance notice to Lessor, and at Lessor's or Manager's place of business in the County of Orange, California, to inspect, copy, review and within such 150-day period (but not more frequently than annually) to audit, at Lessee's expense except as set forth below, Lessor's books and records in connection with Operating Expenses (including without limitation the records relating to electric generation and consumption) for the preceding calendar year (and for the Base Year when reviewing the records for the first year for which an increase in Operating Expenses is payable by Lessee (i.e., the "First Adjustment Year")). To the extent an audit results in discovery of an overstatement in the amount of the total Operating Expenses by more than four percent (4%) of the total amount of Operating Expenses for such preceding year as stated on the reasonably detailed statement and such overstatement results in an overcharge to Lessee, Lessor shall refund any actual overpayment by Lessee and shall pay or reimburse Lessee for the reasonable cost incurred in connection with the audit. In the event a dispute exists as to the results of any such audit or as to treatment of any particular item in connection with Operating Expenses for purposes of determining Lessee Share of Operating Expense Increase, which dispute cannot be settled to the reasonable satisfaction of both Lessor and Lessee, either party may request, by written notice to the other, that the specific matter or matters in dispute be submitted to an independent firm of certified public accountants, which selection shall be satisfactory to Lessor and Lessee, and which selected accounting firm's fees shall be paid by non-prevailing party (i.e., the losing party), unless neither party can readily be determined to have prevailed based upon the amounts in dispute, in which case Lessor and Lessee shall each pay one-half of the accounting firm's fees. The decision of such selected accounting firm respecting the matter submitted shall be final and binding upon the parties. In connection with Lessee's review or audit of any particular year's Operating Expenses, Lessee shall be entitled to examine (but not audit) Lessor's books and records with respect to Operating Expenses for prior years, for purposes of aiding Lessee in its examination of the books and records for the year under examination or the Base Year, but no adjustment in Lessee's Share of Operating Expenses Increase as to a particular year shall be made more than 150 days after the delivery to Lessee of Lessor's reasonably detailed statement as to Lessee's Share of Operating Expense Increase for a particular year and the reasonably detailed statement shall be deemed final, except as to items or calculations as to which Lessee has taken written exception within such 150 day period and that remain in dispute at the end of such 150 day period, and excluding the Base Year until 150 days after the delivery to Lessee of Lessor's reasonably detailed statement for the First Adjustment Year and resolution of any items or calculations as to which Lessee has taken exception prior to the end of such 150 day period.

(g) Operating Expenses shall not include the costs of capital repairs or replacement (as defined by generally accepted accounting principles) for ~~replacement for equipment or capital components such as~~ the roof, foundations, exterior walls, HVAC Systems, windows and seals, structural components, electrical and plumbing systems and equipment serving the building and the Premises or a Common Area capital improvement, such as the parking lot paving, elevators, fences that have a useful life for accounting purposes of 5 years or more. Operating Expenses shall not include costs related to compliance with applicable building codes, as well as the Americans with Disabilities Act and Title 24, costs of alteration of the premises of tenants of the Building, depreciation charges, interest and principal payments on mortgages, ground rental payments, real estate brokerage and leasing commissions, expenses incurred in enforcing the obligations of tenants of the Building, salaries and compensation of any employee of the managing agent of the Building or employee senior to the Building manager and related expenses, costs of any special services provided to any one tenant of the Building but not to tenants of the Building generally, costs of marketing or advertising the Building, costs of tenant alterations, capital expenditures to modify the HVAC system to eliminate the need for CFC's or replacement of CFC's with a substitute coolant, any rent abatement or other rent concession for any tenant in the Building, any cost or expenditure for which Lessor is reimbursed, whether by insurance proceeds or otherwise, operation of any parking facility for which a charge is made for parking therein, art work in the Building, expenses of procuring tenants including lease concessions and takeover lease obligations, costs and attorney's fees incurred in negotiating or enforcing any lease, correction of defects in material or workmanship in the initial construction of the Building, general overhead and administrative expenses of Lessor not directly related to the operation of the Building, repairs and replacements, which, under sound accounting principles and practices, should be classified as capital expenditures, repairs or other work (including rebuilding) occasioned by casualty or condemnation to the extent Lessor is reimbursed by insurance or condemnation process, interest and/or penalties for late payment of taxes, expenses for vacant space, all costs and expenses associated with the removal, remediation and/or clean-up of hazardous or toxic materials, expenses allocated to retail space in the Building (if any), and charges for utilities provided to other premises in the Building in excess of those provided or made available to Lessee without separate charge under this Lease. Lessor shall use its best efforts to minimize Operating Expenses consistent with the operation and management of a first class office building.

(h) Operating Expenses shall not include any expenses paid by any tenant directly to third parties, or as to which Lessor is otherwise reimbursed by any third party, other tenant, or by insurance proceeds.

(i) Notwithstanding anything to the contrary set forth in Paragraph 4.2, for purposes of calculating Operating Expense Increases hereunder, controllable expenses (i.e., all expenses except for real property taxes, utilities and insurance) shall not be increased by more than four percent (4%) per year.

4.3 **Payment.** Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States on or before the day on which it is due, without offset or deduction (except as specifically permitted in this Lease). All monetary amounts shall be rounded to the nearest whole dollar. In the event that any invoice prepared by Lessor is inaccurate such inaccuracy shall not constitute a waiver and Lessee shall be obligated

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to pay the amount set forth in this Lease. Rent for any period during the term hereof which is for less than one full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stating. In the event that any check, draft, or other instrument of payment given by Lessee to Lessor is dishonored for any reason, Lessee agrees to pay to Lessor the sum of $25 in addition to any Late Charge and Lessor, at its option after two (2) dishonored checks, may require all future Rent be paid by cashier's check or wire transfer. Payments will be applied first to accrued late charges and reasonable attorney's fees, second to accrued interest, then to Base Rent and Common Area Operating Expenses, and any remaining amount to any other outstanding charges or costs.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee's faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise breaches ~~Defaults~~ under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount already due Lessor, for Rents which will be due in the future, and/ or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of the Security Deposit, Lessee shall within 10 days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. If the Base Rent increases during the term of this Lease as a result of Lessee's exercise of its right of first refusal under Paragraph 55 below, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor so that the total amount of the Security Deposit shall at all times bear the same proportion to the increased Base Rent as the initial Security Deposit bore to the initial Base Rent. ~~Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor's reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof. If a change in control of Lessee occurs during this Lease and following such change the financial condition of Lessee is, in Lessor's reasonable judgment, significantly reduced, Lessee shall deposit such additional monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on such change in financial condition.~~ Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within 30 ~~90~~ days after the expiration or termination of this Lease, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease.

6. Use.

6.1 Use. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs occupants of or causes damage to neighboring premises or properties. Other than guide, signal and seeing eye dogs, Lessee shall not keep or allow in the Premises any pets, animals, birds, fish, or reptiles. Lessor shall not unreasonably withhold, condition or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements of the Building, will not adversely affect the mechanical, electrical, HVAC, and other systems of the Building, and/or will not affect the exterior appearance of the Building. If Lessor elects to withhold consent, Lessor shall within 7 days after such request give written notification of same, which notice shall include an explanation of Lessor's objections to the change in the Agreed Use.

6.2 Hazardous Substances.

(a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, byproducts or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee's expense) with all Applicable Requirements. "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or (iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use such as ordinary office supplies (copier toner, liquid paper, glue, etc.) and common household cleaning materials, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.

(b) Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

(c) Lessee Remediation. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, comply with all Applicable Requirements and take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party affiliated with Lessee.

(d) Lessee Indemnification. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents (to the extent not otherwise covered by Lessor's insurance under Paragraph 8.3(b) below) and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party affiliated with Lessee (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from areas outside of the Project not caused or contributed to by Lessee). Lessee's obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

(e) Lessor Indemnification. Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, including the cost of remediation, which result from Hazardous Substances which existed on the Premises prior to Lessee's occupancy or which are caused by the gross negligence or willful misconduct of Lessor, its agents or employees. Lessor's obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

(f) Investigations and Remediations. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to Lessee's occupancy, unless such remediation measure is required as a result of Lessee's use (including "Alterations", as defined in paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor's investigative and remedial responsibilities.

(g) Lessor Termination Option. If a Hazardous Substance Condition (see Paragraph 9.1(e)) occurs during the term of this Lease, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at Lessor's option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to remediate such condition exceeds 12 times the then monthly Base Rent or $100,000, whichever is greater, then either party shall have the right to terminate this lease on thirty (30) days prior written notice to the others ~~give written notice to Lessee, within 30 days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor's desire to terminate this Lease as of the date 60 days following the date of such notice.~~ In the event Lessor elects to give a termination notice, Lessee may, within 10 days thereafter, give written notice to Lessor of Lessee's commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to 12 times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days following such commitment. In such

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event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor's notice of termination.

6.3 **Lessee's Compliance with Applicable Requirements.** Except as otherwise provided in this Lease, Lessee shall, at Lessee's sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the reasonable recommendations of Lessor's engineers and/or consultants which relate in any manner to the Premises, without regard to whether said requirements are now in effect or become effective after the Start Date. Lessee shall, within 10 business days after receipt of Lessor's written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements. Likewise, Lessee shall immediately give written notice to Lessor of: (i) any water damage to the Premises and any suspected seepage, pooling, dampness or other condition conducive to the production of mold; or (ii) any mustiness or other odors that might indicate the presence of mold in the Premises.

6.4 **Inspection; Compliance.** Lessor and Lessor's "Lender" (as defined in Paragraph 30) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times, after reasonable notice, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The reasonable cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements, or a Hazardous Substance Condition (see paragraph 9.1e) is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspection, so long as such inspection is reasonably related to the violation or contamination. In addition, Lessee shall provide copies of all relevant material safety data sheets (MSDS) to Lessor within 10 days of the receipt of written request therefor.

7. **Maintenance; Repairs; Utility Installations; Trade Fixtures and Alterations.**

7.1 **Lessee's Obligations.** Notwithstanding Lessor's obligation to keep the Premises in good condition and repair and subject to the terms of this Lease, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to abuse or misuse. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any improvements within the Premises. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.

7.2 **Lessor's Obligations.** Subject to the terms of this Lease ~~provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance), 4.2 (Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation)~~, Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler system, fire alarm and/or smoke detection systems, fire hydrants, and the Common Areas. Lessee expressly waives the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

7.3 **Utility Installations; Trade Fixtures; Alterations.**

(a) **Definitions.** The term "Utility Installations" refers to all floor and window coverings, air lines, vacuum lines, power panels, electrical distribution, security and fire protection systems, communication cabling, lighting fixtures, HVAC equipment, and plumbing in or on the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term " Alterations" shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "Lessee Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a).

(b) **Consent.** Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Alterations or Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof, ceilings, floors or any existing walls, will not affect the electrical, plumbing, HVAC, and/or life safety systems, and the cumulative cost thereof during this Lease as extended does not exceed $5,000 $2000. Notwithstanding the foregoing, Lessee shall not make or permit any roof penetrations and/or install anything on the roof without the prior written approval of Lessor. Lessor may, as a precondition to granting such approval, require Lessee to utilize a contractor chosen and/or approved by Lessor. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with asbuilt plans and specifications. For work which costs an amount in excess of one month's Base Rent, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to 150% of the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor.

(c) **Liens; Bonds.** Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than 10 days notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to 150% of the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor's reasonable attorneys' fees and costs.

7.4 **Ownership; Removal; Surrender; and Restoration.**

(a) **Ownership.** Subject to Lessor's right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

(b) **Removal.** By delivery to Lessee of written notice from Lessor not earlier than 90 and not later than 30 days prior to the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent. Notwithstanding anything to the contrary set forth in Paragraph 7.4, Lessee shall not be required to remove the initial Lessee Improvements at the expiration or earlier termination of this Lease.

(c) **Surrender; Restoration.** Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Notwithstanding the foregoing, if this Lease is for 12 months or less, then Lessee shall surrender the Premises in the same condition as delivered to Lessee on the Start Date with NO allowance for ordinary wear and tear. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee. Lessee shall also completely remove from the Premises any and all Hazardous Substances brought onto the Premises by or for Lessee, or any third party (except Hazardous Substances which were deposited via underground migration from areas outside of the Premises) even if such removal would require Lessee to perform or pay for work that exceeds statutory requirements. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. Any personal property of Lessee not removed on or before the Expiration Date or any earlier termination date shall be deemed to have been abandoned by Lessee and may be disposed of or retained by Lessor as Lessor may desire. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8. **Insurance; Indemnity.**

8.1 **Insurance Premiums.** The cost of the premiums for the insurance policies maintained by Lessor pursuant to paragraph 8 are included as Operating Expenses (see paragraph 4.2 (c)(iv)). Said costs shall include increases in the premiums resulting from additional coverage related to requirements of the holder of a mortgage or deed of trust covering the Premises, Building and/or Project, increased valuation of the Premises, Building and/or Project, and/or a general premium rate increase. Said costs shall not, however, include any premium increases resulting from the nature of the occupancy of any other tenant of the Building. If the Project was not insured for the entirety of the Base Year, then the base premium shall be the lowest annual premium reasonably obtainable for the required insurance as of the Start Date, assuming the most nominal use possible of the Building and/or Project. In no event, however, shall Lessee be responsible for any portion of the premium cost attributable to liability insurance

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coverage in excess of $2,000,000 procured under Paragraph 8.2(b).

8.2 Liability Insurance.

(a) Carried by Lessee. Lessee shall obtain and keep in force a Commercial General Liability policy of insurance protecting Lessee and Lessor as an additional insured against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an annual aggregate of not less than $2,000,000. Lessee shall add Lessor as an additional insured by means of an endorsement at least as broad as the Insurance Service Organization's "Additional Insured-Managers or Lessors of Premises" Endorsement and coverage shall also be extended to include damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. Lessee shall provide an endorsement on its liability policy(ies) which provides that its insurance shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

(b) Carried by Lessor. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

8.3 Property Insurance - Building, Improvements and Rental Value.

(a) Building and Improvements. Lessor shall obtain and keep in force a policy or policies of insurance in the name of Lessor, with loss payable to Lessor, any ground-lessor, and to any Lender insuring loss or damage to the Building and/or Project. The amount of such insurance shall be equal to the full insurable replacement cost of the Building and/or Project, as the same shall exist from time to time, or the amount required by any Lender, but in no event more than the commercially reasonable and available insurable value thereof. Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee's personal property shall be insured by Lessee not by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $5,000 per occurrence.

(b) Rental Value. Lessor shall also obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one year with an extended period of indemnity for an additional 180 days ("Rental Value Insurance"). Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next 12 month period.

(c) Adjacent Premises. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Project if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

(d) Lessee's Improvements. Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

8.4 Lessee's Property; Business Interruption Insurance; Worker's Compensation Insurance.

(a) Property Damage. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $25,000 ~~$1,000~~ per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Lessee shall provide Lessor with written evidence that such insurance is in force.

(b) Worker's Compensation Insurance. Lessee shall obtain and maintain Worker's Compensation Insurance in such amount as may be required by Applicable Requirements.

(c) Business Interruption. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

(d) No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business operations or obligations under this Lease.

8.5 Insurance Policies. Insurance required herein shall be by companies maintaining during the policy term a "General Policyholders Rating" of at least A-, VII, as set forth in the most current issue of "Best's Insurance Guide", or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates with copies of the required endorsements evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after 10 days prior written notice to Lessor. Lessee shall, at least 30 days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor within thirty (30) days of written request by Lessor ~~upon demand~~. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

8.7 Indemnity. Except for Lessor's gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents (to the extent not otherwise covered by Lessor's insurance under Paragraph 8.3(b) below) and/or damages, liens, judgments, penalties, reasonable attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

8.8 Exemption of Lessor and its Agents from Liability. Notwithstanding the negligence or breach of this Lease by Lessor or its agents, neither Lessor nor its agents shall be liable under any circumstances for: (i) injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, indoor air quality, the presence of mold or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building, or from other sources or places, (ii) any damages arising from any act or neglect of any other tenant of Lessor or from the failure of Lessor or its agents to enforce the provisions of any other lease in the Project, or (iii) injury to Lessee's business or for any loss of income or profit therefrom. Instead, it is intended that Lessee's sole recourse in the event of such damages or injury be to file a claim on the insurance policy(ies) that Lessee is required to maintain pursuant to the provisions of paragraph 8.

8.9 Failure to Provide Insurance. Lessee acknowledges that any failure on its part to obtain or maintain the insurance required herein will expose Lessor to risks and potentially cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely difficult to ascertain. Accordingly, for any month or portion thereof that Lessee does not maintain the required insurance and/or does not provide Lessor with the required binders or certificates evidencing the existence of the required insurance, the ~~Base Rent shall be automatically increased, without any requirement for notice to Lessee, by an amount equal to 10% of the then existing Base Rent or $100, whichever is greater. The parties agree that such increase in Base Rent represents fair and reasonable compensation for the additional risk/costs that Lessor will incur by reason of Lessee's failure to maintain the required insurance. Such increase in Base Rent shall in no event constitute a waiver of Lessee's Default or~~ shall constitute a Breach with respect to the failure to maintain such insurance~~, prevent the exercise of any of the other rights and remedies granted hereunder, nor relieve Lessee of its obligation to maintain the insurance specified in this Lease~~.

9. Damage or Destruction.

9.1 Definitions.

(a) "Premises Partial Damage" shall mean damage or destruction to the Improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in 3 months or less from the date of the damage or destruction, and the

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cost thereof does not exceed a sum equal to 6 month's Base Rent. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

(b) "Premises Total Destruction" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in 3 months or less from the date of the damage or destruction and/or the cost thereof exceeds a sum equal to 6 month's Base Rent. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

(c) "Insured Loss" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

(d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

(e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance, in, on, or under the Premises which requires restoration.

9.2 Partial Damage - Insured Loss. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $5,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within 10 days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said 10 day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within 10 days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect, or (ii) have this Lease terminate 30 days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

9.3 Partial Damage - Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within 30 days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective 60 days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within 10 days after receipt of the termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

9.4 Total Destruction. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate 60 days following such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor's reasonable damages from Lessee, except as provided in Paragraph 8.6.

9.5 Damage Near End of Term. If at any time during the last 6 months of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective 60 days following the date of occurrence of such damage by giving a written termination notice to Lessee within 30 days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is 10 days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee's option shall be extinguished.

9.6 Abatement of Rent; Lessee's Remedies.

(a) Abatement. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value Insurance. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

(b) Remedies. If Lessor is obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within 60 ~~90~~ days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than 30 ~~60~~ days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within 10 ~~30~~ days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within such 10 ~~30~~ days, this Lease shall continue in full force and effect. "Commence" shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

9.7 Termination; Advance Payments. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor.

10. Real Property Taxes. (See Addendum, Paragraph 61)

10.1 Definitions. As used herein, the term "Real Property Taxes" shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Project, Lessor's right to other income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Project address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Project is located. "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein: (i) imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Project (subject to Addendum, Paragraph 61), (ii) a change in the improvements thereon, and/or (iii) levied or assessed on machinery or equipment provided by Lessor to Lessee pursuant to this Lease.

10.2 Payment of Taxes. Except as otherwise provided in Paragraph 10.3, Lessor shall pay the Real Property Taxes applicable to the Project, and said payments shall be included in the calculation of Operating Expenses in accordance with the provisions of Paragraph 4.2.

10.3 Additional Improvements. Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Project by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.2 hereof, Lessee shall, however, pay to Lessor within thirty (30) days of written request ~~at the time Operating Expenses are payable under Paragraph 4.2~~, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request or by reason of any alterations or improvements to the Premises made by Lessor subsequent to the execution of this Lease by the Parties.

10.4 Joint Assessment. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

10.5 Personal Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises. When possible, Lessee shall cause its Lessee Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal

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property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ~~10~~ thirty (30) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. **Utilities and Services** (See Addendum, Paragraph 62).

11.1 **Services Provided by Lessor.** Lessor shall provide heating, ventilation, air conditioning (in an amount commercially reasonable and consistent with similar buildings in the Newport Beach area), reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use in connection with an office, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures. Lessor shall also provide janitorial services to the Premises and Common Areas 5 times per week, excluding Building Holidays, or pursuant to the attached janitorial schedule, if any. Lessor shall not, however, be required to provide janitorial services to ~~kitchens or~~ storage areas included within the Premises but will mop the floor of the kitchen and provide general cleaning of the kitchen area not to include cleaning dishes.

11.2 **Services Exclusive to Lessee.** Lessee shall pay for all water, gas, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If a service is deleted by Paragraph 1.13 and such service is not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges for such jointly metered service.

11.3 **Hours of Service.** Said services and utilities shall be provided during times set forth in Paragraph 1.12. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof.

11.4 **Excess Usage by Lessee.** Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security and trash services, over standard office usage for the Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion, install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading.

11.5 **Interruptions.** There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions unless due to Lessor's gross negligence or willful misconduct.

12. **Assignment and Subletting.** (See Addendum, Paragraph 65)

12.1 **Lessor's Consent Required.**

(a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, "assign or assignment") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent.

(b) Unless Lessee is a corporation and its stock is publicly traded on a national stock exchange, a change in the control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis, of ~~25%~~ 51% or more of the voting control of Lessee shall constitute a change in control for this purpose.

(c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, transfer, leveraged buyout or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee by an amount greater than 25% of such Net Worth as it was represented at the time of the execution of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may withhold its consent. "Net Worth of Lessee" shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.

(d) An assignment or subletting without consent shall, at Lessor's option, be a ~~Default~~ Breach curable after notice per Paragraph 13.1(c)~~, or a noncurable Breach without the necessity of any notice and grace period~~. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may either: (i) terminate this Lease, or (ii) upon 30 days written notice, increase the monthly Base Rent to 110% of the Base Rent then in effect. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to 110% of the price previously in effect, and (ii) all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to 110% of the scheduled adjusted rent.

(e) Lessee's remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

(f) Lessor may reasonably withhold consent to a proposed assignment or subletting if Lessee is in Default at the time consent is requested.

(g) Notwithstanding the foregoing, allowing a de minimis portion of the Premises, i.e. 20 square feet or less, to be used by a third party vendor in connection with the installation of a vending machine or payphone shall not constitute a subletting.

12.2 **Terms and Conditions Applicable to Assignment and Subletting.**

(a) Regardless of Lessor's consent, no assignment or subletting shall: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

(b) Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's ~~Default or~~ Breach.

(c) Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

(d) In the event of any ~~Default or~~ Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor, provided, however, that Sublessee shall only be liable for the amount of its subleased rent.

(e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $500 as consideration for Lessor's considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested. (See also Paragraph 36)

(f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment, entering into such sublease, or entering into possession of the Premises or any portion thereof, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

(g) Lessor's consent to any assignment or subletting shall not transfer to the assignee or sublessee any Option granted to the original Lessee by this Lease unless such transfer is specifically consented to by Lessor in writing. (See Paragraph 39.2)

12.3 **Additional Terms and Conditions Applicable to Subletting.** The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

(a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee's obligations, Lessee may collect said Rent. In the event that the amount collected by Lessor exceeds Lessee's then outstanding obligations any such excess shall be refunded to Lessee. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

(b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior ~~Defaults or~~ Breaches of such sublessor.

(c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

(d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent, not to be unreasonably withheld, conditioned or delayed (see Addendum Paragraph 65).

(e) Lessor shall deliver a copy of any notice of ~~Default or~~ Breach by Lessee to the sublessee, who shall have the right to cure the Default Breach of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from

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and against Lessee for any such ~~Defaults~~ Breaches cured by the sublessee.

13. **Default; Breach; Remedies.**

13.1 **Default; Breach.** A "Default" is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or Rules and Regulations under this Lease. A "Breach" is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

(a) The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

(b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of 3 business days following written notice to Lessee. THE ACCEPTANCE BY LESSOR OF A PARTIAL PAYMENT OF RENT OR SECURITY DEPOSIT SHALL NOT CONSTITUTE A WAIVER OF ANY OF LESSOR'S RIGHTS, INCLUDING LESSOR'S RIGHT TO RECOVER POSSESSION OF THE PREMISES.

(c) The failure of Lessee to allow Lessor and/or its agents access to the Premises or the commission of waste, act or acts constituting public or private nuisance, and/or an illegal activity on the Premises by Lessee, where such actions continue for a period of 3 business days following written notice to Lessee.

(d) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts, (iii) the rescission of an unauthorized assignment or subletting, (iv) an Estoppel Certificate or financial statements, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 41, (viii) material data safety sheets (MSDS), or (ix) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of 10 days following written notice to Lessee.

(e) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 2.9 hereof, other than those described in subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of 30 days after written notice; provided, however, that if the nature of Lessee's Default is such that more than 30 days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said 30 day period and thereafter diligently prosecutes such cure to completion.

(f) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a "debtor" as defined in 11 U.S.C. § 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days; provided, however, in the event that any provision of this subparagraph is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

(g) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

~~(h) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory basis, and Lessee's failure, within 60 days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.~~

13.2 **Remedies.** If Lessee fails to perform any of its affirmative duties or obligations, within 10 days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. Lessee shall pay to Lessor an amount equal to 115% of the costs and expenses incurred by Lessor in such performance upon receipt of an invoice therefor. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

(a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent. Efforts by Lessor to mitigate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

(b) Continue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor's interests, shall not constitute a termination of the Lessee's right to possession.

(c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

13.3 ~~**Inducement Recapture.** Any agreement for free or abated rent or other charges, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions", shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease. Upon Breach of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.~~

13.4 **Late Charges.** Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within 5 days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall immediately pay to Lessor after the first time rent is late, $500 and 6% thereafter ~~a one-time late charge equal to 10%~~ of each such overdue amount ~~or $100, whichever is greater~~. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for 3 consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

13.5 **Interest.** Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base Rent) or within 30 days following the date on which it was due for nonscheduled payment, shall bear interest from the date when due, as to scheduled payments, or the 31st day after it was due as to nonscheduled payments. The interest ("Interest") charged shall be computed at the rate of 10% per annum but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

13.6 **Breach by Lessor.**

(a) Notice of Breach. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform

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an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than 20 30 days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than 20 30 days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such 20 30 day period and thereafter diligently pursued to completion.

(b) Performance by Lessee on Behalf of Lessor. In the event that neither Lessor nor Lender cures said breach within 20 30 days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may: (i) elect to cure said breach at Lessee's expense and offset from Rent the actual and reasonable cost to perform such cure, provided however, that such offset shall not exceed an amount equal to the greater of one month's Base Rent or the Security Deposit, reserving Lessee's right to seek reimbursement from Lessor for any such expense in excess of such offset. Lessee shall document the cost of said cure and supply said documentation to Lessor, or (ii) only in the event that the cure is within Lessor's direct control, Lessee may give Lessor (and lender) forty-five (45) days written notice indicating Lessee's intent to terminate the Lease, and the Lease shall terminate at the end of such period only if Lessor (or lender) has not completed the cure by such date.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "Condemnation"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the rentable floor area of the Premises, or more than 25% of Lessee's Reserved Parking Spaces, if any, are taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within 10 days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within 10 days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation paid by the condemnor for Lessee's relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15. Brokerage Fees.

15.1 Additional Commission. If a separate brokerage fee agreement is attached then in addition to the payments owed pursuant to Paragraph 1.10 above, and unless Lessor and the Brokers otherwise agree in writing, Lessor agrees that: (a) if Lessee exercises any Option, (b) if Lessee or anyone affiliated with Lessee acquires from Lessor any rights to the Premises or other premises owned by Lessor and located within the Project, (c) if Lessee remains in possession of the Premises, with the consent of Lessor, after the expiration of this Lease, or (d) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then, Lessor shall pay Brokers a fee in accordance with the schedule attached to such brokerage fee agreement.

15.2 Assumption of Obligations. Any buyer or transferee of Lessor's interest in this Lease shall be deemed to have assumed Lessor's obligation hereunder. Brokers shall be third party beneficiaries of the provisions of Paragraphs 1.10, 15, 22 and 31. If Lessor fails to pay to Brokers any amounts due as and for brokerage fees pertaining to this Lease when due, then such amounts shall accrue Interest. In addition, if Lessor fails to pay any amounts to Lessee's Broker when due, Lessee's Broker may send written notice to Lessor and Lessee of such failure and if Lessor fails to pay such amounts within 10 days after said notice, Lessee shall may (but is not obligated to) pay said monies to its Broker and offset such amounts against Rent. In addition, Lessee's Broker shall be deemed to be a third party beneficiary of any commission agreement entered into by and/or between Lessor and Lessor's Broker for the limited purpose of collecting any brokerage fee owed.

15.3 Representations and Indemnities of Broker Relationships. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

16. Estoppel Certificates.

(a) Each Party (as "Responding Party") shall within 10 days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "Estoppel Certificate" form published by the AIRCommercial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

(b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such 10 day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party's performance, and (iii) if Lessor is the Requesting Party, not more than one month's rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party's Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

(c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall within 10 days after written notice from Lessor deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including but not limited to Lessee's most recently prepared financial statement ~~financial statements for the past 3 years~~. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Definition of Lessor. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Days. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Lease shall mean and refer to calendar days.

20. Limitation on Liability. The obligations of Lessor under this Lease shall not constitute personal obligations of Lessor or its partners, members, directors, officers or shareholders, and Lessee shall look to the Project, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against Lessor's partners, members, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22. No Prior or Other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.

23. Notices.

23.1 Notice Requirements. All notices required or permitted by this Lease or applicable law shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

23.2 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given 72 hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or a nationally recognized

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transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt (confirmation report from fax machine is sufficient), provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

24. **Waivers.**

(a) No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent.

(b) The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

(c) THE PARTIES AGREE THAT THE TERMS OF THIS LEASE SHALL GOVERN WITH REGARD TO ALL MATTERS RELATED THERETO AND HEREBY WAIVE THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE TO THE EXTENT THAT SUCH STATUTE IS INCONSISTENT WITH THIS LEASE.

25. **Disclosures Regarding The Nature of a Real Estate Agency Relationship.** (See Addendum, Paragraph 66)

(a) When entering into a discussion with a real estate agent regarding a real estate transaction, a Lessor or Lessee should from the outset understand what type of agency relationship or representation it has with the agent or agents in the transaction. Lessor and Lessee acknowledge being advised by the Brokers in this transaction, as follows:

(i) Lessor's Agent. A Lessor's agent under a listing agreement with the Lessor acts as the agent for the Lessor only. A Lessor's agent or subagent has the following affirmative obligations: To the Lessor: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessor. To the Lessee and the Lessor: a. Diligent exercise of reasonable skills and care in performance of the agent's duties. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

(ii) Lessee's Agent. An agent can agree to act as agent for the Lessee only. In these situations, the agent is not the Lessor's agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Lessor. An agent acting only for a Lessee has the following affirmative obligations. To the Lessee: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessee. To the Lessee and the Lessor: a. Diligent exercise of reasonable skills and care in performance of the agent's duties. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

(iii) Agent Representing Both Lessor and Lessee. A real estate agent, either acting directly or through one or more associate licenses, can legally be the agent of both the Lessor and the Lessee in a transaction, but only with the knowledge and consent of both the Lessor and the Lessee. In a dual agency situation, the agent has the following affirmative obligations to both the Lessor and the Lessee: a. A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either Lessor or the Lessee. b. Other duties to the Lessor and the Lessee as stated above in subparagraphs (i) or (ii). In representing both Lessor and Lessee, the agent may not without the express permission of the respective Party, disclose to the other Party that the Lessor will accept rent in an amount less than that indicated in the listing or that the Lessee is willing to pay a higher rent than that offered. The above duties of the agent in a real estate transaction do not relieve a Lessor or Lessee from the responsibility to protect their own interests. Lessor and Lessee should carefully read all agreements to assure that they adequately express their understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advise is desired, consult a competent professional.

(b) Brokers have no responsibility with respect to any default or breach hereof by either Party. The Parties agree that no lawsuit or other legal proceeding involving any breach of duty, error or omission relating to this Lease may be brought against Broker more than one year after the Start Date and that the liability (including court costs and attorneys' fees), of any Broker with respect to any such lawsuit and/or legal proceeding shall not exceed the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

(c) Lessor and Lessee agree to identify to Brokers as "Confidential" any communication or information given Brokers that is considered by such Party to be confidential.

26. **No Right To Holdover.** Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to 125% ~~150%~~ of the Base Rent applicable immediately preceding the expiration or termination during the first holdover month and 150% for each month thereafter. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27. **Cumulative Remedies.** No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. **Covenants and Conditions; Construction of Agreement.** All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

29. **Binding Effect; Choice of Law.** This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30. **Subordination; Attornment; Non-Disturbance** ("SNDA").

30.1 **Subordination.** So long as the Lessee, Lessor, and lender have executed an agreeable SNDA, this ~~This~~ Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "Lender") shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

30.2 **Attornment.** In the event that Lessor transfers title to the Premises, or the Premises are acquired by another upon the foreclosure or termination of a Security Devise to which this Lease is subordinated (i) Lessee shall, subject to the non-disturbance provisions of Paragraph 30.3, attorn to such new owner, and upon request, enter into a new lease, containing all of the terms and provisions of this Lease, with such new owner for the remainder of the term hereof, or, at the election of the new owner, this Lease will automatically become a new lease between Lessee and such new owner, and (ii) Lessor shall thereafter be relieved of any future further obligations hereunder and such new owner shall assume all of Lessor's obligations, except that such new owner shall not: (a) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) be subject to any offsets or defenses which Lessee might have against any prior lessor, (c) be bound by prepayment of more than one month's rent, or (d) be liable for the return of any security deposit paid to any prior lessor which was not paid or credited to such new owner.

30.3 **Non-Disturbance.** With respect to Security Devices entered into by Lessor prior to and/or after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "Non-Disturbance Agreement") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, this Lease shall not become effective until and unless ~~within 60 days after the execution of this Lease,~~ Lessor shall~~, if requested by Lessee, use its commercially reasonable efforts to~~ obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises in the form attached as Exhibit G concurrently with the execution of this Lease. With respect to Security Devices entered into by Lessor after execution of this Lease, Lessor shall if requested by Lessee use Lessor's commercially reasonable efforts to obtain a non-disturbance agreement from the holder of any Security Device which is secured by the Premises substantially in the form attached as Exhibit G to this Lease. In the event that Lessor is unable to provide the Non-Disturbance Agreement from the Lender within ten (10) days of Lessee's request ~~within said 60 days~~, then Lessee may, at Lessee's option, directly contact Lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

30.4 **Self-Executing.** The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents, provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or

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Non-Disturbance Agreement provided for herein.

31. **Attorneys' Fees.** If any Party or Broker brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Lessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation).

32. **Lessor's Access; Showing Premises; Repairs.** Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times after reasonable prior notice for the purpose of showing the same to prospective purchasers, lenders, or tenants *(only during the last six (6) months of the Lease term as to prospective tenants)*, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary ~~or desirable~~ and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises *so long as the Premises and Lessee's use and enjoyment thereof of the Premises, Building, Project or Common Areas are not substantially affected or the visibility or accessibility to the Premises, Building, Project or Common Areas are not substantially affected in any manner whether from the exterior of the Building or from the elevator and/or the lobby* ~~as long as there is no material adverse effect on Lessee's use of the Premises. All~~ *in such event,* such activities shall be without abatement of rent or liability to Lessee.

33. **Auctions.** Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. **Signs.** *(See Addendum, Paragraph 63)* Lessor may place on the Premises ordinary "For Sale" signs at any time and ordinary "For Lease" signs during the last 6 months of the term hereof. Lessor may not place any sign on the exterior of the Building that covers any of the windows of the Premises. Except for ordinary "For Sublease" signs which may be placed only on the Premises, Lessee shall not place any sign upon the Project without Lessor's prior written consent. All signs must comply with all Applicable Requirements.

35. **Termination; Merger.** Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within 10 days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. **Consents.** Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld, *conditioned* or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other *reasonable* consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within 10 business days following such request.

37. **Guarantor.** INTENTIONALLY DELETED

~~37.1 Execution. The Guarantors, if any, shall each execute a guaranty in the form most recently published by the AIR Commercial Real Estate Association.~~

~~37.2 Default. It shall constitute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantor's behalf to obligate Guarantor, and in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements, (c) an Estoppel Certificate, or (d) written confirmation that the guaranty is still in effect.~~

38. **Quiet Possession.** Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39. **Options.** If Lessee is granted an Option, as defined below, then the following provisions shall apply.

39.1 **Definition.** "Option" shall mean: (a) the right to extend or reduce the term of or renew this Lease or to extend or reduce the term of or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase, the right of first offer to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

39.2 **Options Personal To Original Lessee.** Any Option granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.

39.3 **Multiple Options.** In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

39.4 **Effect of** *Breaches on Options* ~~**Default on Options**~~.

(a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of ~~Default~~ *Breach* and continuing until said ~~Default~~ *Breach* is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given 3 or more notices of separate ~~Default~~ *Breach*, whether or not the ~~Defaults~~ *Breaches* are cured, during the 12 month period immediately preceding the exercise of the Option.

(b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

(c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term or completion of the purchase, (i) Lessee fails to pay Rent for a period of 30 days after such Rent becomes due (without any necessity of Lessor to give notice thereof), or (ii) if Lessee commits a Breach of this Lease.

40. **Security Measures.** Lessee hereby acknowledges that the Rent payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties. In the event, however, that Lessor should elect to provide security services, then the cost thereof shall be an Operating Expense.

41. **Reservations.**

(a) Lessor reserves the right: (i) to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, (ii) to cause the recordation of parcel maps and restrictions, (iii) to create and/or install new utility raceways, so long as such easements, rights, dedications *reasonably necessary*, maps, restrictions, and utility raceways do not *substantially affect the use and enjoyment or the visibility or accessibility to the Premises, Building, Project or Common Areas in any manner whether from the exterior of the Building or from the elevator and/or the lobby* ~~unreasonably interfere with the use of the Premises by Lessee~~. Lessor may also: change the name, address or title of the Building or Project upon at least 90 days prior written notice; provide and install, at Lessee's expense, Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate; grant to any lessee the exclusive right to conduct any business as long as such exclusive right does not conflict with any rights expressly given herein; and to place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the Building or the Project or on signs in the Common Areas. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate such rights *and Lessor shall use its best efforts to provide Lessee with as much notice as possible given the circumstances and so long as the Premises and Lessee's use and enjoyment thereof of the Premises, Building, Project or Common Areas are not substantially affected or the visibility or accessibility to the Premises, Building, Project or Common Areas are not substantially affected in any manner whether from the exterior of the Building or from the elevator and/or the lobby.* ~~The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.~~

~~(b) Lessor also reserves the right to move Lessee to other space of comparable size in the Building or Project. Lessor must provide at least 45 days prior written notice of such move, and the new space must contain improvements of comparable quality to those contained within the Premises. Lessor shall pay the reasonable out of pocket costs that Lessee incurs with regard to such relocation, including the expenses of moving and necessary stationary revision costs. In no event, however, shall Lessor be required to pay an amount in excess of two months Base Rent.~~

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~~Lessee may not be relocated more than once during the term of this Lease.~~

(c) Lessee shall not: (i) use a representation (photographic or otherwise) of the Building or Project or their name(s) in connection with Lessee's business except for standard identification in a photo or otherwise; or (ii) suffer or permit anyone without Landlord consent, except in emergency, to go upon the roof of the Building.

42. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay. A Party who does not initiate suit for the recovery of sums paid "under protest" within 6 months shall be deemed to have waived its right to protest such payment.

43. Authority; Multiple Parties; Execution

(a) If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each Party shall, within 30 days after request, deliver to the other Party satisfactory evidence of such authority.

(b) If this Lease is executed by more than one person or entity as "Lessee", each such person or entity shall be jointly and severally liable hereunder. It is agreed that any one of the named Lessees shall be empowered to execute any amendment to this Lease, or other document ancillary thereto and bind all of the named Lessees, and Lessor may rely on the same as if all of the named Lessees had executed such document.

(c) This Lease may be executed by the Parties in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

44. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

45. Offer. Preparation of this Lease by either party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

46. Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable nonmonetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises. Lessee shall have the right to record a short form memorandum of lease (signed by Lessor and Lessee) in the form attached hereto (Exhibit C).

47. Waiver of Jury Trial. THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING THE PROPERTY OR ARISING OUT OF THIS AGREEMENT.

48. Arbitration of Disputes. An Addendum requiring the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease ☑ is ☐ is not attached to this Lease.

49. Americans with Disabilities Act. ~~Since compliance with the Americans with Disabilities Act (ADA) is dependent upon Lessee's specific use of the Premises, Lessor makes no warranty or representation as to whether or not the Premises comply with ADA or any similar legislation.~~ In the event that Lessee's use of the Premises requires modifications or additions to the Premises in order to be in ADA compliance, Lessee agrees to make any such necessary modifications and/or additions at Lessee's expense. Otherwise, Lessor shall be responsible for all costs related to compliance with the Americans with Disabilities Act and Title 24 and these costs shall not be passed through to Lessee as an Operating Expense.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AIR COMMERCIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.
2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING AND SIZE OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, COMPLIANCE WITH THE AMERICANS WITH DISABILITIES ACT AND THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE.

WARNING: IF THE PREMISES ARE LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES ARE LOCATED.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:	Executed at:
On: MARCH 29, 2011	On: MARCH 25, 2011
By LESSOR:	**By LESSEE:**
Ferrado Bayview, LLC,	Panattoni Development Company, Inc.,
a Delaware limited liability company	a California corporation
By: [signature]	By: Stephen Batchelder
Name Printed: JOSEPH PEPE TENA	Name Printed: Stephen Batchelder
Title:	Title: SV. V.P. / Project Principal
By:	By:
Name Printed:	Name Printed:
Title:	Title:
Address: 20411 SW Birch, #360	Address: 20411 S.W. Birch, #200
Newport Beach, CA 92660	Newport Beach, CA 92660
Telephone:(949) 474-9884	Telephone:( )
Facsimile:(949) 474-9892	Facsimile:(949) 747-7833
Email:	Email:
Email:	Email:
Federal ID No.	Federal ID No.

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©1999 - AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM OFG-8-3/10E

LESSOR'S BROKER:	**LESSEE'S BROKER:**
Lee & Associates®-Newport Beach, Inc.	CB Richard Ellis
Attn:	Attn:
Address: 3991 MacArthur Blvd., Suite 100	Address: 3501 Jamboree Road #100
Newport Beach, CA 92660	Newport Beach, CA 92660
Telephone:(949) 724-1000	Telephone:(949) 725-8500
Facsimile:( )	Facsimile:( )
Email:	Email:
Broker/Agent DRE License #: 01197433	Broker/Agent DRE License #: 01436669

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 800 W 6th Street, Suite 800, Los Angeles, CA 90017. Telephone No. (213) 687-8777. Fax No.: (213) 687-8616. Ahlberg\Panattoni-20411 SW Birch #200-Gross Lease

©Copyright 1999-By AIR Commercial Real Estate Association.
All rights reserved.
No part of these works may be reproduced in any form without permission in writing.

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©1999 - AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM OFG-9-3/10E

AIR COMMERCIAL REAL ESTATE ASSOCIATION

OPTION(S) TO EXTEND

STANDARD LEASE ADDENDUM

Dated March 7, 2011

By and Between (Lessor) Ferrado Bayview, LLC,
a Delaware limited liability company

By and Between (Lessee) Panattoni Development Company, Inc.,
a California corporation

Address of Premises: 20411 S.W. Birch, Suite 200
Newport Beach, CA 92660

Paragraph 50

A. **OPTION(S) TO EXTEND:**
Lessor hereby grants to Lessee the option to extend the term of this Lease for one (1) additional sixty (60) month period(s) commencing when the prior term expires upon each and all of the following terms and conditions:

(i) In order to exercise an option to extend, Lessee must give written notice of such election to Lessor and Lessor must receive the same at least 6 but not more than 9 months prior to the date that the option period would commence, time being of the essence. If proper notification of the exercise of an option is not given and/or received, such option shall automatically expire. Options (if there are more than one) may only be exercised consecutively.

(ii) The provisions of paragraph 39, including those relating to Lessee's Default set forth in paragraph 39.4 of this Lease, are conditions of this Option.

(iii) Except for the provisions of this Lease granting an option or options to extend the term, all of the terms and conditions of this Lease except where specifically modified by this option shall apply.

(iv) This Option is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and without the intention of thereafter assigning or subletting.

(v) The monthly rent for each month of the option period shall be calculated as follows, using the method(s) indicated below:
(Check Method(s) to be Used and Fill in Appropriately)

~~☐ I. **Cost of Living Adjustment(s) (COLA)**~~
~~a. On (Fill in COLA Dates):~~

~~the Base Rent shall be adjusted by the change, if any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for (select one): ☐ CPI W (Urban Wage Earners and Clerical Workers) or ☐ CPI U (All Urban Consumers), for (Fill in Urban Area):~~

~~All Items (1982-1984 = 100), herein referred to as "CPI".~~

~~b. The monthly rent payable in accordance with paragraph A.I.a. of this Addendum shall be calculated as follows: the Base Rent set forth in paragraph 1.5 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month 2 months prior to the month(s) specified in paragraph A.I.a. above during which the adjustment is to take effect, and the denominator of which shall be the CPI of the calendar month which is 2 months prior to (select one): ☐ the first month of the term of this Lease as set forth in paragraph 1.3 ("Base Month") or ☐ (Fill in Other "Base Month"):~~

~~The sum so calculated shall constitute the new monthly rent hereunder, but in no event, shall any such new monthly rent be less than the rent payable for the month immediately preceding the rent adjustment.~~

~~c. In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation. In the event that the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitration shall be paid equally by the Parties.~~

☑ II. **Market Rental Value Adjustment(s) (MRV)**
a. On (Fill in MRV Adjustment Date(s)) June 1, 2016

the Base Rent shall be adjusted to the "Market Rental Value" of the property as follows:
1) Four months prior to each Market Rental Value Adjustment Date described above, the Parties shall attempt to agree upon what the new MRV will be on the adjustment date. If agreement cannot be reached, within thirty days, then:

(a) Lessor and Lessee shall immediately appoint a mutually acceptable appraiser or broker to establish the new MRV within the next 30 days. Any associated costs will be split equally between the Parties, or

(b) Both Lessor and Lessee shall each immediately make a reasonable determination of the MRV and submit such determination, in

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writing, to arbitration in accordance with the following provisions:

(i) Within 15 days thereafter, Lessor and Lessee shall each select an ☐ appraiser or ☑ broker ("Consultant" - check one) of their choice to act as an arbitrator. The two arbitrators so appointed shall immediately select a third mutually acceptable Consultant to act as a third arbitrator.

(ii) The 3 arbitrators shall within 30 days of the appointment of the third arbitrator reach a decision as to what the actual MRV for the Premises is, and whether Lessor's or Lessee's submitted MRV is the closest thereto. The decision of a majority of the arbitrators shall be binding on the Parties. The submitted MRV which is determined to be the closest to the actual MRV shall thereafter be used by the Parties.

(iii) If either of the Parties fails to appoint an arbitrator within the specified 15 days, the arbitrator timely appointed by one of them shall reach a decision on his or her own, and said decision shall be binding on the Parties.

(iv) The entire cost of such arbitration shall be paid by the party whose submitted MRV is not selected, ie. the one that is NOT the closest to the actual MRV.

2) Notwithstanding the foregoing, the new MRV shall not be less than the rent payable for the month immediately preceding the rent adjustment.

b. Upon the establishment of each New Market Rental Value:

1) the new MRV will become the new "Base Rent" for the purpose of calculating any further Adjustments, and
2) the first month of each Market Rental Value term shall become the new "Base Month" for the purpose of calculating any further Adjustments.

~~☐ III. Fixed Rental Adjustment(s) (FRA)~~
~~The Base Rent shall be increased to the following amounts on the dates set forth below:~~

~~On (Fill in FRA Adjustment Date(s)):~~	~~The New Base Rent shall be:~~

B. NOTICE:
Unless specified otherwise herein, notice of any rental adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease.

~~C. BROKER'S FEE:~~
~~The Brokers shall be paid a Brokerage Fee for each adjustment specified above in accordance with paragraph 15 of the Lease.~~

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 800 W 6th Street, Suite 800, Los Angeles, CA 90017. Telephone No. (213) 687-8777. Fax No.: (213) 687-8616. Ahlberg\Fanattoni-20411 SW Birch #200-Option to Extend

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FORM OE-3-8/00E

ARBITRATION AGREEMENT
Standard Lease Addendum

Dated March 7, 2011

By and Between (Lessor) Ferrado Bayview, LLC, a Delaware limited liability company

(Lessee) Panattoni Development Company, Inc., a California corporation

Address of Premises: 20411 S.W. Birch, Suite 200 Newport Beach, CA 92660

Paragraph 51

A. **ARBITRATION OF DISPUTES:**
Except as provided in Paragraph B below, the Parties agree to resolve any and all claims, disputes or disagreements arising under this Lease, including, but not limited to any matter relating to Lessor's failure to approve an assignment, sublease or other transfer of Lessee's interest in the Lease under Paragraph 12 of this Lease, any other defaults by Lessor, or any defaults by Lessee by and through arbitration as provided below and irrevocably waive any and all rights to the contrary. The Parties agree to at all times conduct themselves in strict, full, complete and timely accordance with the terms hereof and that any attempt to circumvent the terms of this Arbitration Agreement shall be absolutely null and void and of no force or effect whatsoever.

B. **DISPUTES EXCLUDED FROM ARBITRATION:**
The following claims, disputes or disagreements under this Lease are expressly excluded from the arbitration procedures set forth herein: 1. Disputes for which a different resolution determination is specifically set forth in this Lease, 2. All claims by either party which (a) seek anything other than enforcement or determination of rights under this Lease, or (b) are primarily founded upon matters of fraud, willful misconduct, bad faith or any other allegations of tortious action, and seek the award of punitive or exemplary damages, 3. Claims relating to (a) Lessor's exercise of any unlawful detainer rights pursuant to applicable law or (b) rights or remedies used by Lessor to gain possession of the Premises or terminate Lessee's right of possession to the Premises, all of which disputes shall be resolved by suit filed in the applicable court of jurisdiction, the decision of which court shall be subject to appeal pursuant to applicable law and 4. All claims arising under Paragraph 39 of this Lease.

C. **APPOINTMENT OF AN ARBITRATOR:**
All disputes subject to this Arbitration Agreement, shall be determined by binding arbitration before: ☒ a retired judge of the applicable court of jurisdiction (e.g., the Superior Court of the State of California) affiliated with Judicial Arbitration & Mediation Services, Inc. ("JAMS"), ☐ the American Arbitration Association ("AAA") under its commercial arbitration rules, ☐ ______

or as may be otherwise mutually agreed by Lessor and Lessee (the "Arbitrator"). Such arbitration shall be initiated by the Parties, or either of them, within ten (10) days after either party sends written notice (the "Arbitration Notice") of a demand to arbitrate by registered or certified mail to the other party and to the Arbitrator. The Arbitration Notice shall contain a description of the subject matter of the arbitration, the dispute with respect thereto, the amount involved, if any, and the remedy or determination sought. If the Parties have agreed to use JAMS they may agree on a retired judge from the JAMS panel. If they are unable to agree within ten days, JAMS will provide a list of three available judges and each party may strike one. The remaining judge (or if there are two, the one selected by JAMS) will serve as the Arbitrator. If the Parties have elected to utilize AAA or some other organization, the Arbitrator shall be selected in accordance with said organization's rules. In the event the Arbitrator is not selected as provided for above for any reason, the party initiating arbitration shall apply to the appropriate Court for the appointment of a qualified retired judge to act as the Arbitrator.

D. **ARBITRATION PROCEDURE:**

1. PRE-HEARING ACTIONS. The Arbitrator shall schedule a pre-hearing conference to resolve procedural matters, arrange for the exchange of information, obtain stipulations, and narrow the issues. The Parties will submit proposed discovery schedules to the Arbitrator at the pre-hearing conference. The scope and duration of discovery will be within the sole discretion of the Arbitrator. The Arbitrator shall have the discretion to order a pre-hearing exchange of information by the Parties, including, without limitation, production of requested documents, exchange of summaries of testimony of proposed witnesses, and examination by deposition of parties and third-party witnesses. This discretion shall be exercised in favor of discovery reasonable under the circumstances. The Arbitrator shall issue subpoenas and subpoenas duces tecum as provided for in the applicable statutory or case law (e.g., in California Code of Civil Procedure Section 1282.6).

2. THE DECISION. The arbitration shall be conducted in the city or county within which the Premises are located at a reasonably convenient site. Any Party may be represented by counsel or other authorized representative. In rendering a decision(s), the Arbitrator shall determine the rights and obligations of the Parties according to the substantive laws and the terms and provisions of this Lease. The Arbitrator's decision shall be based on the evidence introduced at the hearing, including all logical and reasonable inferences therefrom. The Arbitrator may make any determination and/or grant any remedy or relief that is just and equitable. The decision must be based on, and accompanied by, a written statement of decision explaining the factual and legal basis for the decision as to each of the principal controverted issues. The decision shall be conclusive and binding, and it may thereafter be confirmed as a judgment by the court of applicable jurisdiction, subject only to challenge on the grounds set forth in the applicable statutory or case law (e.g., in California Code of Civil Procedure Section 1286.2). The validity and enforceability of the Arbitrator's decision is to be determined exclusively by the court of appropriate jurisdiction pursuant to the provisions of this Lease. The Arbitrator may award costs, including without limitation, Arbitrator's fees and costs, attorneys' fees, and expert and witness costs, to the prevailing party, if any, as determined by the Arbitrator in his discretion.

Whenever a matter which has been submitted to arbitration involves a dispute as to whether or not a particular act or omission (other than a failure to pay money) constitutes a Default, the time to commence or cease such action shall be tolled from the date that the Notice of Arbitration is

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served through and until the date the Arbitrator renders his or her decision. Provided, however, that this provision shall NOT apply in the event that the Arbitrator determines that the Arbitration Notice was prepared in bad faith.

Whenever a dispute arises between the Parties concerning whether or not the failure to make a payment of money constitutes a default, the service of an Arbitration Notice shall NOT toll the time period in which to pay the money. The Party allegedly obligated to pay the money may, however, elect to pay the money "under protest" by accompanying said payment with a written statement setting forth the reasons for such protest. If thereafter, the Arbitrator determines that the Party who received said money was not entitled to such payment, said money shall be promptly returned to the Party who paid such money under protest together with interest thereon as defined in Paragraph 13.5. If a Party makes a payment "under protest" but no Notice of Arbitration is filed within thirty days, then such protest shall be deemed waived. (See also Paragraph 42 or 43)

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 800 W 6th Street, Suite 800, Los Angeles, CA 90017. Telephone No. (213) 687-8777. Fax No.: (213) 687-8616. Ahlberg\Fanatton-20411 SW Birch #200-Arbitration

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©1997 - AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM ARB-1-6/07E

RENT ADJUSTMENT(S)

STANDARD LEASE ADDENDUM

Dated March 7, 2011

By and Between (Lessor) Ferrado Bayview, LLC,
a Delaware limited liability company

(Lessee) Panattoni Development Company, Inc.,
a California corporation

Address of Premises: 20411 S.W. Birch, #200
Newport Beach, CA 92660

Paragraph 52

A. **RENT ADJUSTMENTS:**

The monthly rent for each month of the adjustment period(s) specified below shall be increased using the method(s) indicated below:

(Check Method(s) to be Used and Fill in Appropriately)

☐ I. Cost of Living Adjustment(s) (COLA)

a. On (Fill in COLA Dates): ______

the Base Rent shall be adjusted by the change, if any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for (select one) ☐ CPI W (Urban Wage Earners and Clerical Workers) or ☐ CPI U (All Urban Consumers), for (Fill in Urban Area): ______, All Items (1982-1984 = 100), herein referred to as "CPI".

b. The monthly rent payable in accordance with paragraph A.I.a. of this Addendum shall be calculated as follows: the Base Rent set forth in paragraph 1.5 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month 2 months prior to the month(s) specified in paragraph A.I.a. above during which the adjustment is to take effect, and the denominator of which shall be the CPI of the calendar month which is 2 months prior to (select one): the ☐ first month of the term of this Lease as set forth in paragraph 1.3 ("Base Month") or ☐ (Fill in Other "Base Month"): ______. The sum so calculated shall constitute the new monthly rent hereunder, but in no event, shall any such new monthly rent be less than the rent payable for the month immediately preceding the rent adjustment.

c. In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation. In the event that the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitration shall be paid equally by the Parties.

☐ II. Market Rental Value Adjustment(s) (MRV)

a. On (Fill in MRV Adjustment Date(s)): ______

the Base Rent shall be adjusted to the "Market Rental Value" of the property as follows:

1) Four months prior to each Market Rental Value Adjustment Date described above, the Parties shall attempt to agree upon what the new MRV will be on the adjustment date. If agreement cannot be reached within thirty days, then:

(a) Lessor and Lessee shall immediately appoint a mutually acceptable appraiser or broker to establish the new MRV within the next 30 days. Any associated costs will be split equally between the Parties, or

(b) Both Lessor and Lessee shall each immediately make a reasonable determination of the MRV and submit such determination, in writing, to arbitration in accordance with the following provisions:

(i) Within 15 days thereafter, Lessor and Lessee shall each select an ☐ appraiser or ☐ broker ("Consultant" - check one) of their choice to act as an arbitrator. The two arbitrators so appointed shall immediately select a third mutually acceptable Consultant to act as a third arbitrator.

(ii) The 3 arbitrators shall within 30 days of the appointment of the third arbitrator reach a decision as to what the actual MRV for the Premises is, and whether Lessor's or Lessee's submitted MRV is the closest thereto. The decision of a majority of the arbitrators shall be binding on the Parties. The submitted MRV which is determined to be the closest to the actual MRV shall thereafter be used by the Parties.

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____________________ ~~(iii) If either of the Parties fails to appoint an arbitrator within the specified 15 days, the arbitrator timely appointed by one of them shall reach a decision on his or her own, and said decision shall be binding on the Parties.~~

____________________ ~~(iv) The entire cost of such arbitration shall be paid by the party whose submitted MRV is not selected, i.e., the one that is NOT the closest to the actual MRV.~~

__________ ~~2) Notwithstanding the foregoing, the new MRV shall not be less than the rent payable for the month immediately preceding the rent adjustment.~~

______ ~~b. Upon the establishment of each New Market Rental Value:~~
__________ ~~1) the new MRV will become the new "Base Rent" for the purpose of calculating any further Adjustments, and~~
__________ ~~2) the first month of each Market Rental Value term shall become the new 'Base Month' for the purpose of calculating any further Adjustments.~~

☑ **III. Fixed Rental Adjustment(s) (FRA)**

The Base Rent shall be increased to the following amounts on the dates set forth below:

On (Fill in FRA Adjustment Date(s)):	The New Base Rent shall be:
June 1, 2011 - Nov. 30, 2011	$ per month)
Dec. 1, 2011 - May 31, 2012	$ per month
June 1, 2012 - May 31, 2013	$ per month)
June 1, 2013 - May 31, 2014	$ per month)
June 1, 2014 - May 31, 2015	$ per month)
June 1, 2015 - May 31, 2016	$ per month)

Paragraph 55 of the Addendum is incorporated herein by reference.

B. **NOTICE:**
Unless specified otherwise herein, notice of any such adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease.

C. **BROKER'S FEE:**
The Brokers shall be paid a Brokerage Fee for each adjustment specified above in accordance with paragraph 15 of the Lease.

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 800 W 6th Street, Suite 800, Los Angeles, CA 90017. Telephone No. (213) 687-8777. Fax No.: (213) 687-8616. Ahlberg\Panattoni-20411 SW Birch #200-Rent Adj.

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FORM RA-3-8/00E

ADDENDUM TO STANDARD MULTI-TENANT OFFICE LEASE - GROSS

THIS ADDENDUM TO STANDARD MULTI-TENANT OFFICE LEASE - GROSS ("ADDENDUM") SHALL BECOME A PART OF THAT CERTAIN STANDARD MULTI-TENANT OFFICE LEASE - GROSS DATED MARCH 7, 2011 ("LEASE") BY AND BETWEEN FERRADO BAYVIEW, LLC, A DELAWARE LIMITED LIABILITY COMPANY ("LESSOR") AND PANATTONI DEVELOPMENT COMPANY, INC., A CALIFORNIA CORPORATION ("LESSEE"). IF THERE IS A CONFLICT BETWEEN THE TERMS AND CONDITIONS OF THIS ADDENDUM AND THE TERMS AND CONDITIONS OF THE LEASE, THE TERMS AND CONDITIONS OF THIS ADDENDUM SHALL SUPERCEDE AND CONTROL AND INCLUDE THE FOLLOWING MODIFICATIONS:

RECITALS:

A. Defined terms which are used in this Addendum without definition have the meanings given to them in the Lease.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual covenants and agreements contained in this Addendum and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

53. **Right of First Refusal**. Subject to the existing rights set forth in any leases in effect prior to the date of full execution of this Lease, Lessor hereby grants to Lessee the one-time, right of first refusal to lease any additional, available space located on the same floor as the Premises (#200) (the "Additional Space") as and when such Additional Space becomes available for lease to third parties and so long as any existing lessee of such Additional Space elects to vacate same. Upon Lessor's receipt of a bona-fide third party proposal which Lessor is willing to accept, Lessor shall notify Lessee of (a) the availability of the Additional Space, (b) the anticipated date on which the Additional Space shall be available to Lessee, and (c) a copy of the bona-fide third party proposal. For a period of ten (10) days following Lessee's receipt of Lessor's written notice containing such information, Lessee shall have the right to lease the Additional Space from Lessor on the same terms and conditions set forth in such third party proposal. If Lessee fails to timely exercise such right, Lessor shall be entitled to lease the Additional Space to the third party upon said terms, and this right of first refusal shall terminate and be of no further force and effect. Lessee's right of first refusal shall be personal to the original Lessee and may not be transferred or assigned, voluntarily or involuntarily, by or to any other person or entity. Lessor and Lessee hereby agree to execute an amendment to the Lease promptly in the event Lessee timely exercises its right of first refusal in order to incorporate the Additional Space and the lease terms thereof into the Lease.

54. **Early Possession**. Lessee shall have early possession of the Premises upon full execution of this Lease, Lessor's receipt of all monies due to Lessor and Lessor's receipt of Lessee's evidence of Insurance.

55. **Free Base Rent**. Providing Lessee is not in Breach of the Lease, Base Rent for month 13 (June 2012) of the initial term of the Lease shall be free.

56. **Project/Building/Premises**. The Project (20401 and 20411 S.W. Birch) consists of approximately 93,608 total rentable square feet calculated pursuant to BOMA standard of floor measurement (ANSI Z65.1 2000) ("BOMA Standards"). The Building (20411 S.W. Birch) consists of approximately 50,390 rentable square feet calculated pursuant to BOMA Standards. The Premises (Suite #200) is estimated to consist of approximately 9,542 rentable square feet calculated pursuant to BOMA Standards and based on Lessee's contemplated configuration (Exhibit "A" Tenant Improvement Plan (dated ~~1-13-11~~)). Within thirty (30) days following Lessee's completion of the Lessee Improvements to the Premises, Lessor shall have the right to engage a licensed architect to remeasure the Premises "as built" using BOMA Standards. In the event that the rentable square footage of the Premises "as-built" is more or less than the estimated 9,542 rentable square feet, the Base Rent under Paragraph 1.5 of the Lease and Lessee's Share of Operating Expense Increase under Paragraph 1.6 of the Lease shall be adjusted accordingly as of the date of remeasure. In such event, Lessor shall provide a copy of the remeasurement calculation to Lessee, along with Lessor's calculation of the new Base Rent amount under Paragraph 1.5 of the Lease and the new percentage of Lessee's Share of Operating Expense Increase under Paragraph 1.6 of the Lease. Lessee shall have the right to verify the remeasurement calculation within ten (10) business days thereafter and notify Lessor in writing of any objections thereto within such ten (10) business day period. If no written objection is timely received, it shall be conclusively presumed that Lessee is in agreement with Lessor's remeasurement calculation.

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MCS-\Ahlberg\Work\Addenda\Panattoni Addendum-20411 SW Birch #200-3-7 Final Addendum CORRECTED.docx

In the event a written objection is timely received and not thereafter resolved by the Parties, the remeasurement calculation and objection shall then be required to be discussed at a meeting in good faith with the principals of each party to this Lease before an objection can be submitted to arbitration under Paragraph 51 of the Lease. Lessee also acknowledges that the total rentable square footage of the Project (20401 and 20411 S.W. Birch), Building (20411 S.W. Birch) and Premises (Suite #200) may change due to the creation of an additional Common Area hallway area on the same floor as the Premises as may be required by the City of Newport Beach so long as the Premises and Lessee's use and enjoyment thereof of the Premises, Building, Project or Common Areas are not substantially affected or the visibility or accessibility to the Premises, Building, Project or Common Areas are not substantially affected in any manner whether from the exterior of the Building or from the elevator and/or the lobby. In such event, Lessor shall provide a copy of the new rentable square footages to Lessee, along with Lessor's calculation of the new Base Rent amount under Paragraph 1.5 of the Lease and the new percentage of Lessee's Share of Operating Expense Increase under Paragraph 1.6 of the Lease.

57. **Lessee's Proportionate Share.** Subject to Paragraph 56 above, Lessee's Share of Operating Expense Increase for the Building is eighteen point nine three six three percent (18.9363%). Lessee's Share of Operating Expense Increase for the Project is ten point one nine three six percent (10.1936%).

58. **Payment to Brokers**. CB Richard Ellis represents Lessee and Lee & Associates represents Lessor in this Lease transaction. Lessor shall be solely responsible for the payment of all real estate fees in connection with this Lease and as per Lee & Associates Listing Agreement. CB Richard Ellis shall be paid based on percent (%) of the gross rent paid during the initial lease term and Lee & Associates shall be paid based on % of the gross rent paid during the initial lease term. Payment by Lessor shall be fifty (50%) upon full signature execution of the Lease and 50% upon Lease Commencement Date. In addition, Lessor shall pay CB Richard Ellis a leasing incentive equal to $1.00 per rentable square foot leased upon full signature execution of the Lease.

59. **Vehicle Parking.** Effective upon the Commencement Date (June 1, 2011) and continuing for the duration of the Lease and the one (1) Extended Lease Term Period as provided in this Lease, Lessee shall be entitled to use, and have access to 24 hours per day 7 days per week, at no charge to Lessee, (i) up to twenty-four (24) unreserved vehicle parking spaces in the common area parking areas located within the Project on a first-come, first-serve basis for their employees, invitees and guests only and (ii) up to fourteen (14) reserved vehicle parking spaces in the covered parking area located below the Building for their employees, invitees and guests only. Any additional parking spaces shall be at a rate of $ .00 per parking space per month during the initial term of the Lease and $ .00 per parking space per month during the one (1) Extended Lease Term, subject to availability, except if Lessee exercises its right of first refusal and additional space is taken, then the Lessor and Lessee shall agree at that time to meet in good faith to discuss and agree upon additional vehicle parking spaces to be provided.

60. **Janitorial Services**. Janitorial services to the Building and Premises shall be a minimum of five (5) times per week (Building Holidays excluded). Janitorial services shall be consistent with similar buildings in the area.

61. **Real Property Taxes**. Notwithstanding the terms and conditions of Paragraph 10 of the Lease, Lessee shall be exempted from any increase(s) in Real Property Taxes resulting from a sale, change of ownership, new construction or any other "triggering" event during the initial lease term and the one (1) Extended Lease Term Period as provided in this Lease. Lessee's exemption from any increase(s) in Real Property Taxes as provided herein shall be personal to Lessee.

62. **Utilities and Services**. Any HVAC usage by Lessee outside of the Business Hours for the Building as described in Paragraph 1.12 of the Lease during the first thirty-six (36) months of the term of the Lease shall be billed at a rate of $ per hour for a minimum two (2) hours. Thereafter and continuing for the duration of the initial Lease term only (months 37 – 60), the hourly rate (for a minimum two (2) hours) for such additional usage shall not increase by more than 10% annually. Excess usage shall be defined as outside the agreed to standard hours of operation in the Lease.

63. **Signs.** Lessor shall provide Lessee, at Lessor's sole cost and expense on a one (1) time basis only, one (1) building standard suite sign located at Lessee's entry door area, one (1) strip on the building's Lobby Directory Sign and one (1) strip on the building's Lobby Directory Sign located in the covered parking area. Lessor shall also provide, at Lessee's sole cost and expense, one (1) strip on the building's Lobby Directory Sign and one (1) strip on the building's Lobby Directory Sign located in the covered parking area and building standard suite entry door signage for Lessee's affiliates, related

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entities, successors, and approved subtenants including CVM Law Group, LLP, as well as on all parking and lobby directories.

Additionally, Lessee shall have the right to install one (1) exterior sign on the building (eyebrow level) at Lessee's sole cost and expense, within six (6) months following City of Newport Beach or County of Orange approval, as the case may be, of Lessor's sign program for the Project. Lessee's exterior eyebrow level sign shall be subject to Lessor's reasonable approval and in accordance with the sign program for the Project, and any permits, if applicable, required by the City of Newport Beach or County of Orange, as the case may be. Lessor shall use its commercially reasonable best efforts to develop, process and implement its sign program to obtain the maximum signage rights allowed. Lessor shall keep Lessee apprised of Lessor's efforts in that regard, and Lessee shall have the right to review and reasonably approve Lessor's sign program before completion. Lessee shall have the right to choose the location of its exterior eyebrow level sign on the building, subject to the terms and conditions set forth herein. Lessee's current desired location is depicted in Exhibit B – [Lessee Proposed Exterior Sign Location] attached to this Lease and incorporated herein by reference. Lessor represents and warrants that to the best of Lessor's knowledge, no existing lessee, occupant or other user of space within the building has been granted any exterior signage rights on the building. Lessee acknowledges and agrees that Lessor has disclosed to Lessee that no illuminated exterior signage or signage that penetrates the skin of the building will be allowed. Any and all costs associated with Lessee's exterior sign shall be the sole responsibility of the Lessee, including but not limited to installation, maintenance, fees, permits, drawings, removal, repair and restoration. Lessee's exterior sign right shall be personal to Lessee and any approved assignee of Lessee's right, title and interest in this Lease (and not just the exterior sign right) pursuant to Paragraphs 12 and/or 53 of the Lease, as the case may be.

64. <u>**Lessee Improvements**</u>. Providing Lessee is not in Breach of the Lease and subject to (i) the terms and conditions set forth below, and (ii) the terms and conditions of Paragraph 7 of the Lease and attached Work Letter, Lessor shall provide Lessee with a $ 00 per Rentable Square Foot (RSF) leased Tenant Improvement Allowance ("TI Allowance") to be applied towards Lessee's actual costs associated with Lessee's construction of the Lessee Improvements shown on the attached Exhibit "A" Tenant Improvement Plan (dated ~~1-13-11~~). The Lessee Improvements shall include but not be limited to reasonable above-building standard improvements in key areas of the Premises. Any unused TI Allowance up to $ /RSF may be applied to offset Lessee's actual costs for furniture, moving allowance, and/or free rent.

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In general, Lessee shall make the following modifications including but not limited to:

a. Addition and/or Removal of walls;
b. Addition of glass to new front conference room and perimeter offices;
c. Paint and carpet;
d. Voice and data cabling;
e. Server room;
f. Miscellaneous improvements.

Lessee hereby accepts the Premises "AS-IS", and Lessee acknowledges that Lessor shall not be obligated to refurbish or improve the Premises in any manner whatsoever, or to otherwise provide funds to Lessee for the improvement of the Premises in conjunction with this Lease, except for the TI Allowance and Construction Management Allowance Fee described below and any work required of Lessor pursuant to the terms and conditions of the Lease. Lessee shall have the right to improve the Premises per the attached Exhibit "A" Tenant Improvement Plan (dated ~~1-13-11~~) at Lessee's sole cost and expense, except for Lessor's contribution of the TI Allowance on the terms and conditions set forth herein. Lessee's actual costs associated with Lessee's construction of the Lessee Improvements shown on the attached Exhibit "A" Tenant Improvement Plan (dated ~~1-13-11~~) shall include, but are not limited to, monies allocated for all materials and labor necessary to construct the Lessee Improvements, space plans, architectural, electrical and mechanical working drawings including engineering, permits, fees, and all other items as may be required and as further described in this Lease. Lessee shall have the right to self-perform the construction of the Lessee Improvements for the Premises in accordance with the terms and conditions of the Lease. Lessee shall have the right to select high quality materials that are not building standard materials if the design selection so dictates, with Lessor's reasonable consent. In addition to the TI Allowance, Lessor shall provide Lessee a Construction Management Fee Allowance based on % of the total actual costs of the Lessee Improvements only and in no event shall the Construction Management Fee Allowance exceed $ .00. Lessor acknowledges that Lessee is entitled to the Construction Management Fee Allowance if it self-performs the construction of the Lessee Improvements.

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SB JT 3-9-11

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Prior to the start of any Lessee Improvements by Lessee, including but not limited to Lessee's Licensed Contractor(s), Agent(s), Vendor(s), etc., Lessee shall provide Lessor, at Lessee's sole cost and expense, evidence of Insurance listing Lessor as an additional insured party as further described in the Lease. Lessee's construction plans, specifications and work for the Premises shall comply with building codes for the County of Orange and City of Newport Beach, California. All Lessee's plans, specifications and work for the Premises shall be in a form satisfactory to appropriate governmental authorities responsible for issuing permits and licenses required for construction. Lessor shall be responsible for all costs related to the compliance with all applicable current building codes, as well as the American with Disabilities Act of 1990 in regard to the Premises (other than the Lessee Improvements), public areas, restrooms, all other common areas, and all mechanical systems.

Lessee shall, within ninety (90) days following the Lease Commencement Date, provide Lessor with a copy of all supporting invoices, proof of payment, lien releases, certificate of occupancy, new as-built construction drawings, permits, and other documents as may be reasonably requested by Lessor. Within thirty (30) days thereafter, Lessor shall distribute the TI Allowance and the Construction Management Fee Allowance (if any) to Lessee. * (See below) SB JT

65. **Assignment and Subleasing**. Lessor shall have ten (10) calendar days after receipt of (i) written notice from Lessee, (ii) payment of a $ 00 review fee from Lessee and (iii) all information required under Paragraph 12.2(e) of the Lease, to review and approve the proposed assignment or subletting; provided, however, that Lessee shall have the right to sublease or assign any portion of the Premises to any related entity, successor or affiliate without Lessor's consent and without payment of the $500.00 review fee but with at least ten (10) calendar days' written notice to Lessor, along with a copy of the assignment or sublease, as the case may be, and, in the event of an assignment, the related entity, successor or affiliate shall expressly assume in writing the obligations of "Lessee" under the Lease. All profits attributable to any assignment or sublease shall be to the benefit of Lessor and Lessee equally. Notwithstanding anything to the contrary contained herein, Lessee shall also be permitted to sublease a portion of the Premises to CVM Law Group, LLP without Lessor's consent and without payment of the $.00 review fee but with at least ten (10) calendar days' written notice to Lessor. CVM Law Group, LLP shall provide a copy of its sublease agreement to the Lessor before the Commencement Date.

66. **Miscellaneous**. The information and materials (including, but not limited to all information and materials attached, referenced, or in connection herewith) ("Information") is transmitted, prepared and delivered, "AS-IS", "AS-AVAILABLE", and solely as an accommodation and courtesy, without verification as to accuracy, completeness, or timeliness, and subject to all rights, interests, claims and privileges of third parties and Lee & Associates (including its brokers, employees, agents, managers, officers, directors, partners, members, shareholder, affiliates, heirs, assigns, successors, beneficiaries, related entitles, and agents) ("Lee & Associates").

Lee & Associates: (i) makes no warranties, representations, promises, or assurances, express or implied, as to the Information (including, but not limited to its accuracy, completeness, or timeliness); and (ii) shall not be liable or responsible for any claim, demand, reliance, injury, loss, or damage regarding the Information. Nothing in connection herewith creates: (a) any right, interest, claim, or remedy for the benefit of any recipient or user of the Information; or (b) any agreement, duty, or relationship for the benefit of any recipient or user of the Information (including, but not limited to any fiduciary relationship, agency, joint venture, or partnership).

SB JT

All recipients and users of the Information should and are encouraged to independently verify the Information and to seek the advice and counsel of their own agents, attorneys, advisors, and consultants, and to undertake all other action, inquiry or investigation regarding the Information as necessary and appropriate under the circumstances.

* 64. Notwithstanding the foregoing, during the construction of Lessee's Improvements, Lessee shall be entitled to submit to Lessor a one time application for a progress payment in an amount not to exceed $ provided that Lessee submits to Lessor the supporting invoices and lien releases for the work covered by the requested progress payment. Within 30 days thereafter, Lessor shall distribute the requested progress payment amount to Lessee.

JT SB

Notwithstanding anything to the contrary in this Lease, if Lessee fails to timely distribute any portion of the TI Allowance to Lessee as required by the Lease, Lessee shall have the right to offset any unpaid TI Allowance amount from Lessee's Rent.

<u>All other terms and conditions of the Lease shall remain the same and unchanged.</u>

IN WITNESS WHEREOF, Lessor and Lessee have each executed this Addendum as of the date set forth below their respective signatures.

AGREED AND ACCEPTED:	**AGREED AND ACCEPTED:**
LESSOR:	LESSEE:
Ferrado Bayview, LLC, a Delaware limited liability company	Panattoni Development Company, Inc., a California corporation
By: [signature]	By: [signature] Stephen Batcheller
Print Name: JOSEPH PEPE TENA	Print Name: Stephen Batcheller
By:__________	By:__________
Print Name: __________	Print Name: __________
Date: MARCH 29, 2011	Date: March 25, 2011

AIR COMMERCIAL REAL ESTATE ASSOCIATION

STANDARD OFFICE LEASE
FLOOR PLAN

20411 SW Birch
Newport Beach, CA
SUITE 200

Ahlberg\Panattoni-20411 SW Birch #200-Floor Plan

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©1999 - AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM OFG-1-9/99E

STANDARD OFFICE LEASE
SITE PLAN

20411 S W. Birch
20401 S.W. Birch

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STANDARD OFFICE LEASE
PARKING PLAN

LESSEE'S RESERVED COVERED PARKING SPACES IN THE COVERED PARKING AREA BELOW THE BUILDING SB JI

RESERVED PARKING

SAMPLE
Detail

14 SPACES SB JI

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STANDARD OFFICE LEASE
EXHIBIT A
TENANT IMPROVEMENTS PLAN

SECONDARY EXIT
RECEPT
SUITE ENTRANCE
EXISTING BUILDING LOBBY
BREAK ROOM
TENANT IMPROVEMENT SUMMARY:
20411 SW Birch Street
scheme: 6
Conceptual Test Fit
Newport Beach, CA
PANATTONI
WARE MALCOMB

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RULES AND REGULATIONS FOR STANDARD OFFICE LEASE

Dated: March 7, 2011

By and Between Ferrado Bayview, LLC, a Delaware limited liability company ("Lessor") and Panattoni Development Company, Inc., a California corporation ("Lessee")

GENERAL RULES

1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.
2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety and reputation of the Project and its occupants.
3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Project.
4. Lessee shall not keep animals or birds within the Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.
5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.
6. Lessee shall not alter any lock or install new or additional locks or bolts.
7. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.
8. Lessee shall not deface the walls, partitions or other surfaces of the Premises or Project.
9. Lessee shall not suffer or permit anything in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Project.
10. Furniture, significant freight and equipment shall be moved into or out of the building only with the Lessor's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Office Building Project arising from any such activity.
11. Lessee shall not employ any service or contractor for services or work to be performed in the Building, except as approved by Lessor.
12. Lessor reserves the right to close and lock the Building on Saturdays (1:00 p.m. to 7:00 a.m.), Sundays and Building Holidays, and on other days between the hours of 8:00 P.M. and 7:00 A.M. of the following day. If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry.
13. Lessee shall return all keys and/or electronic key fobs/card at the termination of its tenancy and shall be responsible for the cost of replacing same any keys that are lost at a cost of $25.00 per item.
14. No window coverings, shades or awnings shall be installed or used by Lessee unless approved by Lessor in writing prior to the installation of said item.
15. No Lessee, employee or invitee shall go upon the roof of the Building except with Lessor's prior written consent.
16. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Lessor or by applicable governmental agencies as non-smoking areas.
17. Lessee shall not use any method of heating or air conditioning other than as provided by Lessor, except that Lessee may use small fans plugged into electrical sockets.
18. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent.
19. The Premises shall not be used for lodging or manufacturing, cooking or food preparation, except that Lessee may prepare food using a microwave or toaster oven in the kitchen area for employee meals only.
20. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.
21. Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.
22. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.
23. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Project and its occupants. Lessee agrees to abide by these and such rules and regulations.

PARKING RULES

1. Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobiles and standard size pick up trucks herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles."
2. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.
3. Parking stickers or identification devices shall be the property of Lessor and be returned to Lessor by the holder thereof upon termination of the holder's parking privileges. Lessee will pay such replacement charge as is reasonably established by Lessor for the loss of such devices.
4. Lessor reserves the right to refuse the sale of monthly identification devices to any person or entity that willfully refuses to comply with the applicable rules, regulations, laws and/or agreements.
5. Lessor reserves the right to relocate all or a part of parking spaces from floor to floor, within one floor, and/or to reasonably ~~adjacent offsite location(s), and to reasonably~~ allocate them between compact and standard size spaces, as long as the same complies with applicable laws, ordinances and regulations.
6. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.
7. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.
8. Validation, if established, will be permissible only by such method or methods as Lessor and/or its licensee may establish at rates generally applicable to visitor parking.
9. The maintenance, washing, waxing or cleaning of vehicles in the parking structure or Common Areas is prohibited.
10. Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements. (See Addendum Paragraph 59)
11. Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.
12. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 800 W 6th Street, Suite 800, Los Angeles, CA 90017. Telephone No. (213) 687-8777. Fax No.: (213) 687-8616.

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©1999 - AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM OFC-1-9/99E

AIR

COMMENCEMENT DATE MEMORANDUM

AIR Commercial Real Estate Association

By and Between (Lessor): Sample

And (Lessee): Sample

Address of Premises: Sample

THIS MEMORANDUM, made as of x ________ by and between ________ ("Lessor") and ________ ("Lessee").

Recitals:

Lessor and Lessee are parties to that certain Lease, dated for reference purposes ________ (the "Lease") for certain premises (the "Premises") commonly known as ________.

Lessee is now in possession of the Premises and the Term of the Lease has commenced.

Lessor and Lessee desire to enter into this Memorandum confirming the Commencement Date, the Termination Date and other matters under the Lease.

NOW, THEREFORE, Lessor and Lessee agree as follows:

1. The actual Commencement Date is June 1, 2011
2. The actual Expiration Date is May 31, 2016.
3. The Base Rent shall be adjusted on the dates indicated as follows: ________ *(strike if not applicable)*
4. Other: ________ *(strike if not applicable)*
5. Capitalized terms not defined herein shall have the same meaning as set forth in the Lease.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

By LESSOR:	By LESSEE:
By:	By:
Name Printed:	Name Printed:
Title:	Title:
By:	By:
Name Printed:	Name Printed:
Title:	Title:
Address:	Address:
Telephone: ( )	Telephone: ( )
Facsimile: ( )	Facsimile: ( )
Federal ID No.:	Federal ID No.:

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 800 W 6th Street, Suite 800, Los Angeles, CA 90017. Telephone No.: (213) 687-8777. Fax No.: (213) 687-8616. *Ahlberg\Panattoni-20411 SW Birch #200-Commencement Date Memo-Sample*

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©2006 - AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM CDM-0-07/06E

WORK LETTER

Dated March 7, 2011

By and Between (Lessor) Ferrado Bayview, LLC, a Delaware limited liability company

(Lessee) Panattoni Development Company, a California corporation

Address of Premises: 20411 S.W. Birch, Suite 200
Newport Beach, CA 92660

1. **The Lessee Improvements**. The Premises shall be modified with the following improvements or work:
As per attached
Exhibit "A" Tenant Improvement Space Plan dated 3-9-11 ~~1-13-11~~. SB JT

(the "Improvements"). The Lessee Improvements shall be of the quality which is standard for the Building, which quality shall be reasonably determined by Lessor ("Standard Improvement" - See paragraph 12 below).

2. **Preliminary Plans**. Within ten (10) days after the Parties have mutually executed and delivered this Lease, Lessee ~~Lessor~~ shall prepare preliminary plans and specifications for the completion of the Lessee Improvements ("Preliminary Plans"). The Preliminary Plans shall itemize the work to be done by each Party, including, an a preliminary estimate of the cost any work required ~~of Lessor which is not a Standard Improvement~~. Lessor ~~Lessee~~ shall approve the Preliminary Plans and the preliminary cost estimate or specify with particularity Lessor's ~~Lessee's~~ objection thereto within five (5) days following delivery thereof by Lessee ~~Lessor~~. Lessor's ~~Lessee's~~ failure to timely approve or disapprove the Preliminary Plans and the preliminary cost estimate shall constitute Lessor's ~~Lessee's~~ approval thereof. If Lessor ~~Lessee~~ shall disapprove all or any part of the Preliminary Plans, and the Preliminary Plans cannot in good faith be modified within 10 days after such disapproval to be acceptable to both Lessor and Lessee, then this Lease shall terminate upon notice thereof by one Party to the other, Lessor shall refund to Lessee any Security Deposit or prepaid rent by Lessee~~, less the cost of the Preliminary Plans, legal fees and other costs incurred by Lessor in connection with this Lease~~, and neither Party shall thereafter have any obligation, liability or responsibility to the other Party for any reason whatsoever having to do with this Lease. The Preliminary Plans, when approved by Lessor Lessee, shall supersede any prior agreement of the Parties concerning the Lessee Improvements.

3. **Final Plans**. After the Parties have, or are deemed to have, mutually approved the Preliminary Plans, Lessee ~~Lessor~~ shall prepare final plans and specifications for the completion of the Improvements ("Final Plans"), including an estimate of the cost the Lessee Improvements ~~in excess of Lessor's Standard Improvements~~. Lessor ~~Lessee~~ shall approve the Final Plans and the final cost estimate or specify with particularity Lessor's ~~Lessee's~~ objection thereto within five (5) days following delivery thereof by Lessee ~~Lessor~~. Lessor's ~~Lessee's~~ failure to timely approve or disapprove the Final Plans and the final cost estimate shall constitute Lessor's ~~Lessee's~~ approval thereof. If Lessor ~~Lessee~~ shall disapprove all or any part of the Final Plans, and the Final Plans cannot in good faith be modified within 10 days after such disapproval to be acceptable to both Lessor and Lessee, then this Lease shall terminate upon notice thereof by one Party to the other, Lessor shall refund to Lessee any Security Deposit or prepaid rent by Lessee~~, less the cost of the Preliminary Plans, Final Plans, legal fees and other costs incurred by Lessor in connection with this Lease~~, and neither Party shall thereafter have any obligation, liability or responsibility to the other Party for any reason whatsoever having to do with this Lease. The Final Plans, when approved by Lessor ~~Lessee~~, shall supersede the Preliminary Plans and any prior agreement of the Parties concerning the Improvements.

4. **Construction**. Lessee shall be solely responsible for construction of the Lessee Improvements in accordance with the terms and conditions of the Lease, including, without limitation, this Work Letter and Paragraph 64 of the Addendum. ~~(See Addendum) If Lessee's Lessor's estimated cost constructing the Improvements exceeds Lessee's tenant improvement allowance (provided by Lessor) and Lessor's estimated cost of the Standard Improvements, before Lessee Lessor is obligated to start construction of the Improvements or perform any acts in furtherance thereof, Lessee shall pay to Lessor in cash a sum equal to such excess. If the Final Plans are approved or deemed approved by Lessor and Lessee, and Lessee pays Lessor for such excess, then Lessee Lessor shall construct the Improvements. Lessee shall, within 5 days of demand by Lessor, pay for all non-Standard Improvements.~~

5. **Completion**. (See Addendum) The term "Completion", as used in this Work Letter, is hereby defined to mean the date the building department of the municipality having jurisdiction of the Premises shall have made a final inspection of the Improvements and authorized a final release of restrictions on the use of public utilities in connection therewith and the Premises are in a broom-clean condition. If the Improvements, or any portion thereof, have not reached Completion by the Commencement Date, this Lease shall not be invalid, the Commencement Date (June 1, 2011) shall not change and Lessor shall not be subject to any liability therefore in any respect whatsoever~~, and as Lessee's sole and exclusive~~. Lessee ~~Lessor~~ shall use commercially reasonable efforts to complete the same as soon as possible. Lessee and Lessor shall use their ~~Lessee's~~ best, good faith, efforts and all due diligence to cooperate with each other ~~the Lessor~~ to complete all phases of the construction of the Improvements, and, in that regard, shall meet together ~~with Lessor~~ on a scheduled basis to be determined by Lessor.

6. **Delay**. Intentionally Deleted. ~~If Lessee or Lessor shall be directly or indirectly delayed at any time in the progress of the~~

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planning or construction of the Improvements by strikes, lockouts, fire, delay in transportation, unavoidable casualties, rain or weather conditions, governmental procedures or delay, or by any other cause beyond Lessee's or Lessor's control ("force majeure"), or by Lessee's Breach or Default, by any acts or omissions of Lessee, Lessee's agents, employees, contractors, including extra work, changes in construction ordered by Lessee ("Lessee Delay"), then the Commencement Date established in the Lease shall be extended by the period of such force majeure delay and Lessee Delay; provided, however, Lessor may elect to designate the Commencement Date as the date Completion of the Improvements would have occurred if such Lessee Delays had not occurred. Lessee shall from time to time, upon Lessor's request, meet with Lessor or Lessor's representatives and provide sufficient information for the preparation of the Preliminary Plans or the Final Plans, or otherwise for the timely and property construction of the Improvements.

7. **Extra Work.** Notwithstanding anything to the contrary in the Lease or this Work Letter, if at any time before the actual Completion of the Improvements, any governmental body, authority or instrumentality does or may require any work to be performed outside of the Premises, such as the Building Common Areas, fire life safety or any other systems, and the cost of such extra work is estimated to exceed ______________ then Lessor shall have the right to terminate this Lease by giving written notice of such election to Lessee. In the event that the Lessor elects to terminate this Lease, Lessee shall have the right within 5 days of the receipt of such notice of termination to give written notice to Lessor of Lessee's commitment to pay for such extra work. Lessee shall provide Lessor with the necessary funds to perform such work within 5 days thereafter. If Lessee does not make the required commitment or does not forward the necessary funds within the time limits specified then this Lease shall terminate and Lessor shall refund to Lessee any Security Deposit or Rent prepaid by Lessee, and neither Party shall thereafter have any obligation, liability or responsibility to the other Party for any reason whatsoever having to do with this Lease.

8. **Term.** *The Commencement Date shall be June 1, 2011, whether or not Lessee has completed the Lessee Improvements.* Any time after Completion of the Improvements, upon request by Lessor, the Parties shall execute an amendment to the Lease confirming the date of Completion of the Improvements, the date that Lessor delivered possession of the Premises to Lessee, the Commencement Date and Expiration Date of this Lease.

9. **Work Done by Lessee.** *(See Addendum Paragraph 64)* Any work done by Lessee shall be performed in a good and workmanlike manner and in full compliance with paragraph 7.3 of this Lease. If required by Lessor, all work by Lessee shall be done only with union labor and only by contractors approved by Lessor, it being understood that all plumbing, mechanical, electrical wiring and ceiling work are to be done only by contractors designated by Lessor.

10. **Early Entry.** *(See Addendum Paragraph 54)* If Lessor notifies Lessee of the estimated Completion, Lessee may, starting as of 10 days before said date, enter the Premises to commence construction of any improvements Lessee is to construct and to equip and fixturize the Premises, as long as such entry does not *unreasonably* interfere with Lessor's work *if any*. Any entry by Lessee into the Premises under this paragraph shall be under all of the terms and provisions of the Lease to which this Work Letter is attached.

11. **Acceptance of Premises.** *(See Addendum Paragraph 64)* Lessee shall, within 10 days following the *Lease Commencement* date that Lessor delivered possession of the Premises to Lessee, notify Lessor in writing of any items of the Improvements that Lessee deems incomplete or incorrect in order for the Completion of the Improvements in the Premises to occur and the Premises to be acceptable to Lessor Lessee. Lessee shall be deemed to have accepted the Premises and approved construction of the Improvements if and to the extent Lessee does not deliver such a list to Lessor within said time period.

12. **Standard Improvements.** Lessor's Standard Improvements are as *currently exist in the Premises and/or Building with any substitute items subject to Lessor's prior written approval* follows:

a. Partitions: ______________________________

b. Wall Surfaces ______________________________

c. Window Coverings: ______________________________

d. FLoor Coverings: ______________________________

e. Doors: ______________________________

f. Electrical and Telephone Outlets: ______________________________

g. Ceilings: ______________________________

h. Lighting ______________________________

i. HVAC Ducting ______________________________

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~~j. Sound Proofing~~

~~k. Plumbing~~

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 800 W 6th Street, Suite 800, Los Angeles, CA 90017. Telephone No.: (213) 687-8777. Fax No.: (213) 687-8616Ahlberg\Panattoni-20411 SW Birch #200-Work Letter.

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FORM WL-1-8/10E

EXHIBIT B

Lessee Proposed Exterior Sign Location

20411 S.W. Birch

JT

SB

FIRST AMENDMENT TO STANDARD MULTI-TENANT OFFICE LEASE - GROSS

This FIRST AMENDMENT TO STANDARD MULTI-TENANT OFFICE LEASE - GROSS ("First Amendment") dated as of September 11, 2012, is entered into by and between FERRADO BAYVIEW, LLC, a Delaware limited liability company, ("Lessor"), and PANATTONI DEVELOPMENT COMPANY, INC., a CALIFORNIA Corporation ("Lessee").

RECITALS:

A. Lessor and Lessee are parties to a certain Standard Multi-Tenant Office Lease - Gross, dated March 7, 2011 (the "Original Lease"), as amended by the Addendum To Standard Multi-Tenant Office Lease – Gross, dated March 7, 2011 ("Addendum"), pursuant to which Lessee currently leases from Lessor those certain Premises commonly known as 20411 SW Birch, Suite #200, Newport Beach, California, and more particularly described in the Original Lease.

B. Defined terms which are used in this First Amendment without definition have the meanings given to them in the Original Lease.

C. Lessor and Lessee desire to modify the Original Lease upon the terms and conditions hereinafter set forth and to amend the Lease accordingly.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual covenants and agreements contained in this First Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1. **Premises.** The Premises shall be expanded to include Suite #210 ("Expansion Space") consisting of approximately 4,950 Rentable Square Feet ("RSF") and approximately 4,168 Useable Square Feet of office space on the 2nd floor at 20411 SW Birch, Newport Beach, CA. Effective November 1, 2012, the Premises (Suites #200 and #210 combined) shall be known as Suite #200 and shall consist of approximately 14,529 Rentable Square Feet ("RSF") and 12,759 Useable Square Feet ("USF"). The Premises and the Expansion Space are sometimes collectively referred to herein as the Premises.

2. **Expansion Space (#210) Lease Commencement Date and Original Premises (#200) and Expansion Space (#210) Lease Term.** The Lease Commencement Date for the Expansion Space (#210) shall be November 1, 2012. The Lease Term for the Premises (Suites #200 and #210) shall expire May 31, 2016.

3. **Expansion Space (#210) Early Possession.** Lessee shall have early possession of the Expansion Space Premises (#210) upon full execution of this First Amendment, Lessor's receipt of all monies due to Lessor and Lessor's receipt of Lessee's evidence of Insurance.

4. **Expansion Space (#210) Tenant Improvement Allowance.** Lessor shall provide Lessee with a $ per Rentable Square Foot ($ Tenant Improvement Allowance ("TI Allowance"). Said TI Allowance shall be used for and applied towards all actual costs incurred and associated with plans, permits, fees, construction modifications, etc. associated with the modification of the Expansion Space (#210) and to combine with Suite #200 subject to a mutually approved Tenant Improvement Plan ("TI Plan") by Lessor and Lessee (see Work Letter and TI Plan attached hereto and made a part of this First Amendment dated September 11, 2012).

5. **Expansion Space (#210) Additional Rent – Amortized Tenant Improvement Allowance.** In addition to the Tenant Improvement Allowance being provided to Lessee as set forth in Paragraph 4 above, Lessor shall provide Lessee with a $ per Rentable Square Foot ( ) Amortized Tenant Improvement Allowance ("Amortized TI Allowance)". Said Amortized TI Allowance shall be used for and applied towards all actual costs incurred and associated with plans, permits, fees, construction modifications, associated with the modification of the Expansion Space (#210) and to combine Suite #210 with Suite #200 subject to a mutually approved Tenant Improvement Plan ("TI Plan") by Lessor and Lessee (see Work Letter and TI Plan attached hereto and made a part of this First Amendment dated September 11, 2012). The Amortized TI Allowance ( ), provided by Lessor hereunder, shall be amortized at a percent %) interest rate for forty-three (43) months for a total of $ The Amortized TI Allowance amount shall be considered Additional Rent and Lessee shall pay Lessor $) per month each and every month, with no free rent period(s), effective November 1, 2012 through Lease Expiration (May 31, 2016). However, in the event Lessee does not use the full amount of the Amortized TI Allowance ($) hereunder, Lessor and Lessee shall execute a mutually agreeable written Lease

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Amendment confirming the actual amount of the Amortized TI Allowance actually used by Lessee which amount shall be amortized at a percent %) interest rate for the period November 1, 2012 through Lease Expiration (May 31, 2016), with no free rent periods. In such event, Lessee's Additional Monthly Rent and Total Monthly Rent shall be adjusted accordingly, along with the rent schedule set forth in Paragraph 8 below, and Lessee shall receive a credit for any excess amortized amounts paid by Lessee.

6. **Expansion Space (#210) Lessee Improvements.** Providing Lessee is not in Breach of the Lease and subject to (i) the terms and conditions set forth below, and (ii) the terms and conditions of Paragraph 7 of the Lease (as amended), Paragraphs 4 and 5 above and attached Work Letter (dated September 11, 2012) and Tenant Improvement Plan (dated September 11, 2012), Lessor shall provide Lessee with the TI Allowance and Amortized TI Allowance to be applied towards Lessee's actual costs associated with Lessee's construction of the Lessee Improvements for the Expansion Space (#210). The Lessee Improvements shall include but not be limited to reasonable building standard improvements in key areas of the Premises.

In general, Lessee shall make the following modifications including but not limited to:

a. Addition and/or Removal of walls;
b. Addition of glass to offices;
c. Paint and carpet;
d. Voice and data cabling;
e. Repair and/or modification to remove existing double glass entry doors to Suite #210 and building lobby finishes from such repair and/or modification
f. Additional Miscellaneous improvements.

Lessee hereby accepts the Premises "AS-IS" with all faults, and Lessee acknowledges that Lessor shall not be obligated to refurbish or improve the Premises in any manner whatsoever, or to otherwise provide funds to Lessee for the improvement of the Premises in conjunction with this First Amendment to Lease, except for the TI Allowance and Amortized TI Allowance described in this First Amendment and any work required of Lessor pursuant to the terms and conditions of the Lease and/or this First Amendment. In addition, Lessee has been given the opportunity to inspect the Expansion Premises (#210) and to satisfy itself with respect to size, use and condition of the Expansion Premises (#210), including but not limited to the electrical, HVAC and fire sprinklers systems, security, environmental aspects, and compliance with applicable requirements as necessary. Lessee shall have the right to improve the Premises per the attached Work Letter (dated September 11, 2012) and TI Plan (dated September 11, 2012) at Lessee's sole cost and expense, except for Lessor's contribution of the TI Allowance and Amortized TI Allowance. Lessee's actual costs associated with Lessee's construction of the Lessee Improvements shown on the attached Work Letter (dated September 11, 2012) and TI Plan (dated September 11, 2012) shall include, but are not limited to, monies allocated for all materials and labor necessary to construct the Lessee Improvements, space plans, architectural, electrical and mechanical working drawings including engineering, permits, fees, and all other items as may be required and as further described in the Lease (as amended) and this First Amendment. Lessee shall have the right to self-perform the construction of the Lessee Improvements for the Premises in accordance with the terms and conditions of the Lease (as amended) and this First Amendment. Lessee shall have the right to select high quality materials that are not building standard materials if the design selection so dictates, with Lessor's reasonable consent. No construction management fee shall be paid by Lessor to Lessee regarding the Lessee Improvements hereunder. However, nothing herein shall prohibit Lessee from paying any type of construction management fee to any of its contractors.

Prior to the start of any Lessee Improvements by Lessee, including but not limited to Lessee's Licensed Contractor(s), Agent(s), Vendor(s), etc., Lessee shall provide Lessor, at Lessee's sole cost and expense, evidence of Insurance listing Lessor as an additional insured party as further described in the Lease. Lessee's construction plans, specifications and work for the Premises shall comply with building codes for the County of Orange and City of Newport Beach, California. All Lessee's plans, specifications and work for the Premises shall be in a form satisfactory to appropriate governmental authorities responsible for issuing permits and licenses required for construction. Lessor shall be responsible for all costs related to the compliance with all applicable current building codes, as well as the American with Disabilities Act of 1990 in regard to the Premises (other than the Lessee Improvements), public areas, restrooms, all other common areas, and all mechanical systems.

Lessee shall, within one hundred fifty (150) days following the Lease Commencement Date for Expansion Space (#210), provide Lessor with a copy of all supporting invoices, proof of payment, lien releases, certificate of occupancy, new as-built CAD construction drawings, permits, and other documents as may be reasonably requested by Lessor. Within thirty (30) days thereafter, Lessor shall distribute the TI Allowance and Amortized TI Allowance to Lessee. Notwithstanding the foregoing, during the construction of Lessee's Improvements, Lessee shall be entitled to submit to Lessor a one (1) time application for progress payment in an amount not to exceed $ provided that Lessee submits to Lessor the supporting invoices and lien releases for the work covered by the requested progress payment. Within thirty (30) days thereafter, Lessor shall distribute the requested progress payment amount to Lessee. Notwithstanding anything to the contrary in the Lease (as amended) and this First Amendment, if Lessor fails to timely distribute any portion of the TI Allowance and/or Amortized TI Allowance

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to Lessee as required by the Lease (as amended) and this First Amendment, Lessee shall have the right to offset any unpaid TI Allowance and/or Amortized TI Allowance amount from Lessee's Rent.

7. Parking. Effective November 1, 2012, Paragraph 1.2(b) of the Lease and Addendum Paragraph 59 shall be modified in the following manner only, Lessee's Parking shall be up to thirty-nine (39) unreserved vehicle parking spaces and up to nineteen (19) reserved vehicle parking spaces. The Standard Office Lease Parking Plan (dated September 11, 2012) is attached and made part of this First Amendment.

8. Monthly Rent Suites #200 & #210. Commencing as of November 1, 2012, Lessee shall pay Lessor Base Rent and Additional Rent for the Premises (Suites #200 and #210) in accordance with the following schedule:

Period	Base Rent Rate per RSF per Month Suite #210	Base Rent Rate per RSF per Month Suite #200	Monthly Total	Additional Monthly Rent (Amortized Tenant Improvements)	Total Monthly Rent
11/01/2012 - 3/31/2013					
4/01/2013 – 5/31/2013					
6/01/2013 – 5/31/2014					
6/01/2014 – 5/31/2015					
6/01/2015 – 5/31/2016					

Lessor and Lessee acknowledge and agree that the foregoing schedule is subject to adjustment depending upon the actual amount of Amortized TI Allowance actually used by Lessee pursuant to Paragraph 5 above. However, Lessee shall continue to pay Base Rent and Additional Rent to Lessor pursuant to the foregoing schedule until and unless an adjustment is made pursuant to Paragraph 5 above in the form of a mutually agreeable written Lease Amendment executed by Lessor and Lessee.

9. Expansion Space (#210) Base Rent Credit. Notwithstanding the foregoing Paragraph 8, providing Lessee is not in Breach of the Lease, Lessee shall receive a Base Rent credit only for the Expansion Space (#210) for the below months and amounts and Lessor shall adjust Lessee's account with the following credits:

December 2012:	$
January 2013:	$
February 2013:	$
March 1 – 14, 2013:	$

10. Project/Building/Premises. Paragraph 56 of the Addendum to the original Lease shall be modified to include Expansion Space (#210) and replaced as follows:

The Project (20401 and 20411 S.W. Birch) consists of approximately 93,608 total rentable square feet calculated pursuant to BOMA standard of floor measurement (ANSI Z65.1 2000) ("BOMA Standards"). The Building (20411 S.W. Birch) consists of approximately 50,390 rentable square feet calculated pursuant to BOMA Standards. The Premises (Suites #200 and #210) is estimated to consist of approximately 14,529 rentable square feet calculated pursuant to BOMA Standards and based on Lessee's contemplated configuration (Exhibit "A" Tenant Improvement Plan for Suite #200 (dated 3-9-11) and Expansion Space (#210) Tenant Improvement Plan (dated September 11, 2012)). Within thirty (30) days following Lessee's completion of the Lessee Improvements to the Premises (Suites #200 and #210), Lessor shall have the right to engage a licensed architect to remeasure the Premises (Suites #200 and #210) "as built" using BOMA Standards. In the event that the rentable square footage of the Premises "as-built" is more or less than the estimated 14,529 rentable square feet, the Base Rent under Paragraph 1.5 of the Lease, as amended, and Lessee's Share of Operating Expense Increase under Paragraph 1.6 of the Lease, as amended, shall be adjusted accordingly as of the date of remeasure. In such event, Lessor shall provide a copy of the remeasurement calculation to Lessee, along with Lessor's calculation of the new Base Rent amount under Paragraph 1.5 of the Lease, as amended, and the new percentage of Lessee's Share of Operating Expense Increase under Paragraph 1.6 of the Lease, as amended. Lessee shall have the right to verify the remeasurement calculation within ten (10) business days thereafter and notify Lessor in writing of any objections thereto within such ten (10) business day period. If no written objection is timely received, it shall be conclusively presumed that Lessee is in agreement with Lessor's remeasurement calculation. In the event a written objection is timely received and not thereafter resolved by the Parties, the remeasurement calculation and objection shall then be required to be discussed at a meeting in good faith with the principals of each party to this Lease before an objection can be submitted to arbitration under Paragraph 51 of the Lease. Lessee also acknowledges that the total

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rentable square footage of the Project (20401 and 20411 S.W. Birch), Building (20411 S.W. Birch) and Premises (Suites #200 and #210) may change due to the creation of an additional Common Area hallway area on the same floor as the Premises as may be required by the City of Newport Beach so long as the Premises and Lessee's use and enjoyment thereof of the Premises, Building, Project or Common Areas are not substantially affected or the visibility or accessibility to the Premises, Building, Project or Common Areas are not substantially affected in any manner whether from the exterior of the Building or from the elevator and/or the lobby. In such event, Lessor shall provide a copy of the new rentable square footages to Lessee, along with Lessor's calculation of the new Base Rent amount under Paragraph 1.5 of the Lease, as amended, and the new percentage of Lessee's Share of Operating Expense Increase under Paragraph 1.6 of the Lease, as amended.

If Lessee exercises its Option to Extend (Suites #200 & #210), as per Lease Paragraph 50 and Paragraph 21 below, then the calculations for (i) the rentable square footage of the Project/Building/Premises and (ii) Lessee's Share shall be changed to account for the BOMA standard of floor measurement (ANSI Z65.1 - 2010) ("2010 BOMA Standards") as per Stevenson Systems Report (dated November 8, 2011) ("Stevenson Report"), a copy of which has been provided to Lessee. Based on the 2010 BOMA Standards and the Stevenson Report, for purposes of the extension period the Project shall consist of approximately 101,569 total rentable square feet, the Building (20411 SW Birch) shall consist of approximately 54,497 rentable square feet and the Premises shall consist of approximately 15,073 rentable square feet (Suite #200 approx. 10,123 total rentable square feet and Suite #210 approx. 4,950 rentable square feet), and the Rent payable by Lessee during the extension period for the Premises (Suites #200 & #210) and Lessee's Share of Operating Expense Increase during the extension period for the Premises (Suites #200 and #210) shall be calculated and based on these new rentable square footages (i.e. rsf of Premises –Suites #200 and #210 - shall be 15,073 rsf and Lessee's Share of Operating Expense Increase shall be 14.840% (15,073/101,569)), notwithstanding anything to the contrary set forth in the Original Lease.

11. Lessee's Share of Operating Expense Increase. Effective November 1, 2012, Lessee's Share of Operating Expense Increase under Paragraph 1.6 of the Lease, as amended, and Addendum Paragraph 57 shall be increased to 15.521% to account for the Expansion Space, subject to Paragraph 10 above.

12. Expansion Space (#210) Base Year. Effective November 1, 2012, Lessee's Base Year for Expansion Space (#210) only shall be Calendar Year 2013. Providing Lessee is not in Breach of the Lease, as amended, Lessee shall pay no Operating Expense Increase for the period November 1, 2012 through December 31, 2013.

13. Expansion Space (#210) Signs. Lessor shall provide, at Lessor's sole cost and expense, one (1) Building Standard Suite Sign and one (1) building standard Directory strip for the Expansion Space (#210), as necessary, depending upon whether Lessee maintains the separate identity of Expansion Space (#210) as Suite #210 or combines the identity of the two (2) suites collectively as Suite #200. Further, provided that Lessee is not in Breach of the Lease (after written notice and expiration of applicable cure period pursuant to Paragraph 13.1 of the Lease) and subject to (i) availability, (ii) any existing monument signage rights held by any existing lessees of the Building, (iii) City of Newport Beach approval of Lessor's sign program for the Project and (iv) Lessor's reasonable approval of Lessee's proposed building standard panel space signage, Lessee shall have the right, at Lessee's sole cost and expense, to use one (1) panel space on the small monument sign at the front entry to the Building. Lessee's monument signage rights hereunder shall be personal to Lessee and any approved assignee of Lessee's right, title and interest in this Lease (and not just the small monument sign right) pursuant to Paragraphs 12 and/or 53 of the Lease, as the case may be.

Lessee's signage rights for the Premises shall remain in full force and effect as per the terms of the Lease and this First Amendment, except that (i) Paragraph 63 of the Lease is deemed amended to reflect that one (1) existing lessee of the Building has signage rights to the exterior of the Building which pre-dated the Original Lease, and (ii) Paragraph 63 of the Lease is also deemed amended to reflect that the exterior eyebrow level signage rights contemplated in Paragraph 63 of the Lease may not be available and that Lessor shall have no liability or responsibility whatsoever to Lessee if such rights do not become available for any reason including, without limitation, Building aesthetics, and Lessor has acted reasonably. In addition, subject to Lessor's reasonable approval and at Lessee's sole cost and expense, if Lessee desires to seek approval for exterior signage on the building from the City of Newport Beach, Lessor agrees to reasonably cooperate with Lessee in obtaining approval of Lessee's signage.

14. Expansion Space (#210) Payment to Brokers. CB Richard Ellis represents Lessee and Lee & Associates represents Lessor in this First Amendment transaction. Lessor shall be solely responsible for the payment of all broker/real estate fees in connection with this First Amendment transaction and as per Lee & Associates Listing Agreement. CB Richard Ellis shall be paid based or percent %) of the gross rent paid during the initial Lease Term for the Expansion Space (#210) and Lee & Associates shall be paid based on of the gross rent paid during the initial Lease Term for the Expansion Space (#210). Payment by Lessor shall be fifty percent (50%) upon full signature execution of this First Amendment and fifty percent 50% upon Lease Commencement Date for Expansion Space (#210).

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15. **Attachments.** The following are attached hereto and made a part of this First Amendment:

Work Letter (dated September 11, 2012)
Standard Office Lease Tenant Improvement Plan (dated September 11, 2012)
Standard Office Lease Floor Plan Suite #210 (dated September 11, 2012)
Standard Office Lease Parking Plan (dated September 11, 2012)
Memorandum to Lease Exhibit C-1
Subordination, Attornment and Non-Disclosure Exhibit G-1

16. **No Other Modification.** Lessor and Lessee agree that except as otherwise specifically modified in this First Amendment, the Lease has not be modified, supplemented, amended, or otherwise changed in any way and the Lease, as amended, remains in full force and effect between the parties hereto as modified by this First Amendment. To the extent of any inconsistency between the terms and conditions of the Lease, as amended, and the terms and conditions of this First Amendment, the terms and conditions of this First Amendment shall apply and govern the parties.

17. **Entire Agreement.** This First Amendment embodies the entire understanding between Lessor and Lessee with respect to its subject matter and can be changed only by an instrument in writing signed by Lessor and Lessee.

18. **Attorney's Fees.** The provisions of the Original Lease, as amended, respecting payment of Attorney's Fees shall also apply to this First Amendment.

19. **Counterparts.** This First Amendment may be executed by the exchange of facsimile or pdf electronic signature pages and in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one in the same First Amendment.

20. **Roof Rights.** Provided Lessee is not in Breach of the Lease, beyond any applicable cure period(s), Lessee shall have the non-exclusive rights to install and maintain on the roof of the Building one (1) satellite dish or other similar electronic communication device for Lessee's exclusive use. The size and location of such equipment shall be in a mutually agreed upon location with specifications being provided by Lessee for Lessor's reasonable review and approval. Lessor shall not charge Lessee for said rights during the initial lease term only and Lessee shall be responsible for all materials and labor, installation, maintenance, insurance and removal of said satellite dish or other similar devises, including the damage to the building, if any, caused by the use, installation and/or removal of said satellite dish or other similar devices.

21. **Expansion Space Option To Extend.** Provided Lessee is not in Breach of the Lease, beyond any applicable cure period(s), as defined in Lessee's Lease for Suite #200, Lessee shall have one (1) Option to Extend the Lease for the Expansion Space (Suite #210) for sixty (60) months, subject to the terms and conditions set forth in Paragraph 50 of the Original Lease. The Base Lease rate for the Expansion Space (#210) Renewal period shall be at the Market Rental Value as further described and set forth in Paragraph 50(A)(II) of the Original Lease, and shall be subject to the new rentable square footages set forth in Paragraph 10 above for the Premises (Suites #200 and #210). Lessee shall notify Landlord, in writing, of its intent to exercise its Option to Renew the Lease for the Expansion Space Premises (Suite #210) a minimum of six (6) months and no more than nine (9) months prior to Lease expiration (May 31, 2016) pursuant to Paragraph 50 of the Original Lease.

22. **Memorandum to Lease.** Lessor and Lessee agree to amend the Memorandum to Lease to include Expansion Space Premises (#210) as per Exhibit C-1 attached hereto.

23. **Subordination; Attornment; Non-Disturbance.** Lessor and Lessee agree to amend Paragraph 30 of the Lease (Subordination, Attornment and Non-Disturbance) to include the Expansion Space Premises (#210) and shall be substantially in the form of Exhibit G-1 attached hereto.

24. **Right of First Refusal.** Paragraph 53 of the Original Lease is hereby deleted and replaced with the following:

Subject to the existing rights set forth in any leases in effect prior to the date of full execution of the Original Lease and provided that Lessee is not in Breach of the Lease (after written notice and expiration of applicable cure period pursuant to Paragraph 13.1 of the Lease), Lessor hereby grants to Lessee a continuous right of first refusal to lease any additional, available space located only on the same floor of the Premises (Suite #200 & #210) (the "Additional Space") as and when such Additional Space becomes available for lease to third parties and so long as any existing lessee of such Additional Space elects to vacate same. Upon Lessor's receipt of a bona-fide third party proposal which Lessor is willing to accept, Lessor shall notify Lessee of (a) the availability of the Additional Space, (b) the anticipated date on which the Additional Space shall be available to Lessee, and (c) a copy of the bona-fide third party proposal. For a period of five (5) business days following Lessee's receipt of Lessor's written notice containing

{00147480.DOC; 1 / FIA / LSE }

such information, Lessee shall have the right to lease the Additional Space from Lessor on the same terms and conditions set forth in such third party proposal. If Lessee fails to timely exercise such right, Lessor shall be entitled to lease the Additional Space to the third party upon said terms. Lessee's right of first refusal shall be personal to the original Lessee and may not be transferred or assigned, voluntarily or involuntarily, by or to any other person or entity. Lessor and Lessee hereby agree to execute an amendment to the Lease promptly in the event Lessee timely exercises its right of first refusal in order to incorporate the Additional Space and the lease terms thereof into the Lease.

25. <u>Additional Security Deposit and First Month's Rent</u>. Concurrently with Lessee's execution of this First Amendment, Lessee shall deliver a check to Lessor in the sum of .00, representing additional security deposit in the sum of 0 for the Expansion Space and First Month's Rent for the Expansion Space in the sum of

ALL OTHER TERMS AND CONDITIONS OF THE LEASE, AS AMENDED, SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT FOR SUITE #200 AND SUITE #210.

IN WITNESS WHEREOF, Lessor and Lessee have each executed this First Amendment as of the date set forth below their respective signatures.

LESSEE:	**LESSOR:**
PANATTONI DEVLOPMENT COMPANY, INC., a California corporation	**FERRADO BAYVIEW, LLC, a Delaware limited liability company**
By: [signature]	By: [signature]
Print Name and Title	Print Name and Title
By: Adon Panattoni CEO	By: Pepe Tenc VP Officer
Print Name and Title	Print Name and Title
Date: 9/27/2012, 2012	Date: 9/27, 2012

{00147480.DOC; 1 / FIA / LSE }\MSOffice\C:\Documents and Settings\...\Local Settings\Temporary Internet Files\Content.Outlook\...\Panattoni Revised FINAL - First Amendment to Lease 9-26-2012.doc

WORK LETTER

Dated September 11, 2012

By and Between (Lessor) Ferrado Bayview, LLC, a Delaware limited liability company

(Lessee) Panattoni Development Company, Inc., a California corporation

Address of Premises: 20411 S.W. Birch, Suite #200 and Expansion Space #210 Newport Beach, CA 92660

1. **The Lessee Improvements**. The Premises shall be modified with the following improvements or work:
As per attached
Tenant Improvement Plan dated September 11, 2012.

(the "Improvements"). The Lessee Improvements shall be of the quality which is standard for the Building, which quality shall be reasonably determined by Lessor ("Standard Improvement" - See paragraph 12 below).

2. **Preliminary Plans**. Within ten (10) days after the Parties have mutually executed and delivered this Lease, Lessee ~~Lessor~~ shall prepare preliminary plans and specifications for the completion of the Lessee Improvements ("Preliminary Plans"). The Preliminary Plans shall itemize the work to be done by each Party, including, ~~an~~ a preliminary estimate of the cost any work ~~required of Lessor which is not a Standard Improvement.~~ Lessor ~~Lessee~~ shall approve the Preliminary Plans and the preliminary cost estimate or specify with particularity Lessor's ~~Lessee's~~ objection thereto within five (5) days following delivery thereof by Lessee ~~Lessor~~. Lessor's ~~Lessee's~~ failure to timely approve or disapprove the Preliminary Plans and the preliminary cost estimate shall constitute Lessor's ~~Lessee's~~ approval thereof. If Lessor ~~Lessee~~ shall disapprove all or any part of the Preliminary Plans, and the Preliminary Plans cannot in good faith be modified within 10 days after such disapproval to be acceptable to both Lessor and Lessee, then this Lease shall terminate upon notice thereof by one Party to the other, Lessor shall refund to Lessee any Security Deposit or prepaid rent by Lessee ~~less the cost of the Preliminary Plans, legal fees and other costs incurred by Lessor in connection with this Lease~~, and neither Party shall thereafter have any obligation, liability or responsibility to the other Party for any reason whatsoever having to do with this Lease. The Preliminary Plans, when approved by Lessor ~~Lessee~~, shall supersede any prior agreement of the Parties concerning the Lessee Improvements.

3. **Final Plans**. After the Parties have, or are deemed to have, mutually approved the Preliminary Plans, Lessee ~~Lessor~~ shall prepare final plans and specifications for the completion of the Improvements ("Final Plans"), including an estimate of the cost the Lessee Improvements ~~in excess of Lessor's Standard Improvements~~. Lessor ~~Lessee~~ shall approve the Final Plans and the final cost estimate or specify with particularity Lessor's ~~Lessee's~~ objection thereto within five (5) days following delivery thereof by Lessee ~~Lessor~~. Lessor's ~~Lessee's~~ failure to timely approve or disapprove the Final Plans and the final cost estimate shall constitute Lessor's ~~Lessee's~~ approval thereof. If Lessor ~~Lessee~~ shall disapprove all or any part of the Final Plans, and the Final Plans cannot in good faith be modified within 10 days after such disapproval to be acceptable to both Lessor and Lessee, then this Lease shall terminate upon notice thereof by one Party to the other, Lessor shall refund to Lessee any Security Deposit or prepaid rent by Lessee ~~less the cost of the Preliminary Plans, Final Plans, legal fees and other costs incurred by Lessor in connection with this Lease~~, and neither Party shall thereafter have any obligation, liability or responsibility to the other Party for any reason whatsoever having to do with this First Amendment to Lease. The Final Plans, when approved by Lessor ~~Lessee~~, shall supersede the Preliminary Plans and any prior agreement of the Parties concerning the Improvements.

4. **Construction**. Lessee shall be solely responsible for construction of the Lessee Improvements in accordance with the terms and conditions of the Lease (as amended herein), including, without limitation, this Work Letter and Paragraph 6 of the First Amendment. ~~(See Addendum) If Lessee's Lessor's estimated cost constructing the improvements exceeds Lessor's tenant improvement allowance (provided by Lessor) and Lessor's estimated cost of the Standard Improvements, before Lessee Lessor is obligated to start construction of the Improvements or perform any acts in furtherance thereof, Lessee shall pay to Lessor in cash a sum equal to such excess. If the Final Plans are approved or deemed approved by Lessor and Lessee, and Lessee pays Lessor for such excess, then Lessee Lessor shall construct the Improvements. Lessee shall, within 5 days of demand by Lessor, pay for all non-Standard Improvements.~~

5. **Completion**. (See Addendum) The term "Completion", as used in this Work Letter, is hereby defined to mean the date the building department of the municipality having jurisdiction of the Premises shall have made a final inspection of the improvements and authorized a final release of restrictions on the use of public utilities in connection therewith and the Premises are in a broom-clean condition. If the Improvements, or any portion thereof, have not reached Completion by the Commencement Date, this Lease shall not be invalid, the Commencement Date for Expansion Space (#210) (November 1, 2012) shall not change and Lessor shall not be subject to any liability therefore in any respect whatsoever~~, and as Lessee's sole and exclusive~~. Lessee ~~Lessor~~ shall use commercially reasonable efforts to complete the same as soon as possible. Lessee and Lessor shall use their ~~Lessee's~~ best, good faith, efforts and

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all due diligence to cooperate with each other ~~the Lessor~~ to complete all phases of the construction of the improvements, and, in that regard, shall meet together ~~with Lessor~~ on a scheduled basis to be determined by Lessor.

6. **Delay.** Intentionally Deleted. ~~If Lessee or Lessor shall be directly or indirectly delayed at any time in the progress of the planning or construction of the Improvements by strikes, lockouts, fire, delay in transportation, unavoidable casualties, rain or weather conditions, governmental procedures or delay, or by any other cause beyond Lessee's or Lessor's control ("force majeure"), or by Lessee's Breach or Default, by any acts or omissions of Lessee, Lessee's agents, employees, contractors, including extra work changes in construction ordered by Lessee ("Lessee Delay"), then the Commencement Date established in the Lease shall be extended by the period of such force majeure delay and Lessee Delay, provided, however, Lessor may elect to designate the Commencement Date as the date Completion of the Improvements would have occurred if such Lessee Delays had not occurred. Lessee shall from time to time, upon Lessor's request, meet with Lessor or Lessor's representatives and provide sufficient information for the preparation of the Preliminary Plans or the Final Plans, or otherwise for the timely and properly construction of the Improvements.~~

~~7. **Extra Work.** Notwithstanding anything to the contrary in the Lease or this Work Letter, if at any time before the actual Completion of the Improvements, any governmental body, authority or instrumentality does or may require any work to be performed outside of the Premises, such as the Building Common Areas, fire life safety or any other systems, and the cost of such extra work is estimated to exceed ______________ then Lessor shall have the right to terminate this Lease by giving written notice of such election to Lessee. In the event that the Lessor elects to terminate this Lease, Lessee shall have the right within 5 days of the receipt of such notice of termination to give written notice to Lessor of Lessee's commitment to pay for such extra work. Lessee shall provide Lessor with the necessary funds to perform such work within 5 days thereafter. If Lessee does not make the required commitment or does not forward the necessary funds within the time limits specified then this Lease shall terminate and Lessor shall refund to Lessee any Security Deposit or Rent prepaid by Lessee, and neither Party shall thereafter have any obligation, liability or responsibility to the other Party for any reason whatsoever having to do with this Lease.~~

8. **Term.** The Commencement Date for the Expansion Space (#210) shall be November 1, 2012, whether or not Lessee has completed the Lessee Improvements. ~~Any time after Completion of the Improvements, upon request by Lessor, the Parties shall execute an amendment to the Lease confirming the date of Completion of the Improvements, the date that Lessor delivered possession of the Premises to Lessee, the Commencement Date and Expiration Date of this Lease~~

9. **Work Done by Lessee.** (See First Amendment Paragraph 6) Any work done by Lessee shall be performed in a good and workmanlike manner and in full compliance with paragraph 7.3 of this Lease (as amended). ~~If required by Lessor, all work by Lessee shall be done only with union labor and only by contractors approved by Lessor, it being understood that all plumbing, mechanical, electrical wiring and ceiling work are to be done only by contractors designated by Lessor.~~

10. **Early Entry.** (See First Amendment Paragraph 5) ~~If Lessor notifies Lessee of the estimated Completion,~~ Lessee may, ~~starting as of 10 days before said date,~~ enter the Premises to commence construction of any improvements Lessee is to construct and to equip and fixturize the Premises, as long as such entry does not unreasonably interfere with Lessor's work, if any. Any entry by Lessee into the Premises under this paragraph shall be under all of the terms and provisions of the Lease to which this Work Letter is attached.

11. **Acceptance of Premises.** (See First Amendment Paragraph 6) ~~Lessee shall, within 10 days following the Lease Commencement date that Lessor delivered possession of the Premises to Lessee, notify Lessor in writing of any items of the Improvements that Lessee deems incomplete or incorrect in order for the Completion of the Improvements in the Premises to occur and the Premises to be acceptable to Lessor Lessee. Lessee shall be deemed to have accepted the Premises and approves construction of the Improvements if and to the extent Lessee does not deliver such a list to Lessor within said time period.~~

12. **Standard Improvements.** Lessor's Standard Improvements are as currently exist in the Premises and/or Building with any substitute items subject to Lessor's prior written approval ~~follows:~~

~~a. Partitions:~~ ______________________________

~~b. Wall Surfaces:~~ ______________________________

~~c. Window Coverings:~~ ______________________________

~~d. Floor Coverings:~~ ______________________________

~~e. Doors:~~ ______________________________

~~f. Electrical and Telephone Outlets:~~ ______________________________

~~g. Ceilings:~~ ______________________________

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~~h. Lighting:~~

~~i. HVAC Ducting:~~

~~j. Sound Proofing:~~

~~k. Plumbing:~~

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 800 W 6th Street, Suite 800, Los Angeles, CA 90017. Telephone No.: (213) 687-8777. Fax No.: (213) 687-8616 Ahlberg/Panattoni-20411 SW Birch #200 & 210 First Amendment Work Letter.

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©2008 - AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM WL-1-8/10E

STANDARD OFFICE LEASE
TENANT IMPROVEMENTS PLAN

Property Address: 20411 S. W. Birch, Suite #200 & #210, Newport Beach, CA 92660 Dated September 11, 2012

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JHG:\Ahlberg\Work\Addenda\Panattoni-20411 SW Birch #200 & 210-First Amendment\Panattoni-20411 SW Birch #200 & 210-First Amendment TI Plan.docx

AIR

STANDARD OFFICE LEASE
FLOOR PLAN

Property Address 20411 S.W. Birch, Suite #200 & #210, Newport Beach, CA 92660 Dated September 11, 2012

20411 BIRCH (BAYVIEW)

STE 210
4,950 RSF / 4,168 USF
01/09/12 REVISED

Ahlberg/Panattoni-20411 SW Birch #200 & 210-First Amendment Floor Plan

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©1999 - AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM OFG-1-9/99E

STANDARD OFFICE LEASE
SAMPLE PARKING PLAN

Property Address: 20411 S. W. Birch, Suite #200 & #210, Newport Beach, CA 92660 Dated September 11, 2012

Lessee's reserved covered parking spaces in the covered parking area below the building.

STREET
60 P
61 P
62 P
63 P
64 P
65 P
66 P
P 59 20 P
P 58 21 P
P 19
P 18
P 17
P 16
P 15
P 14
P 13
P 12
Detail
BIRCH BAYVIEW PLAZA (20411 S.W. Birch St.) BLDG. A

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COMMENCEMENT DATE MEMORANDUM

AIR Commercial Real Estate Association

By and Between (Lessor): Ferrado Bayview, LLC, a Delaware limited liability company

And (Lessee): Panattoni Development Company, Inc., a California corporation

Address of Premises: 20411 SW Birch, Suite #200
Newport Beach, CA 92660

THIS MEMORANDUM, made as of July 11, 2011 by and between Ferrado Bayview, LLC, a Delaware limited liability company ("Lessor") and Panattoni Development Company, Inc., a California corporation ("Lessee").

Recitals:

Lessor and Lessee are parties to that certain Lease, dated for reference purposes March 7, 2011 (the "Lease") for certain premises (the "Premises") commonly known as 20411 SW Birch, Suite 200, Newport Beach, CA 92660

Lessee is now in possession of the Premises and the Term of the Lease has commenced.

Lessor and Lessee desire to enter into this Memorandum confirming the Commencement Date, the Termination Date and other matters under the Lease.

NOW, THEREFORE, Lessor and Lessee agree as follows:

1. The actual Commencement Date is June 1, 2011.

2. The actual Expiration Date is May 31, 2016.

3. The Base Rent shall be adjusted ~~on the dates indicated~~ as follows: ~~(strike if not applicable)~~

June 1, 2011 - November 30, 2011	*SF ($*	*per month)*
December 1, 2011 - May 31, 2012	*RSF ($*	*er month)*
June 1, 2012 - May 31, 2013	*RSF (*	*per month)*
June 1, 2013 - May 31, 2014	*/RSF ($*	*er month)*
June 1, 2014 - May 31, 2015	*RSF ($*	*er month)*
June 1, 2015 - May 31, 2016	*RSF ($*	*er month)*

4. Other: The size of the Premises shall be adjusted as follows: Suite #200 shall consist of approximately 8,591 useable square feet (USF) and approximately 9,579 rentable square feet (RSF). See attached floor plan calculations dated July 11, 2011.
(strike if not applicable)

5. Lessee's Proportionate Share of Operating Expense Increase shall be adjusted as follows: Lessee's share for the Project shall be ten point two three three one percent (10.2331%). Lessee's share for the Building shall be nineteen point zero zero nine seven four percent (19.00974%).

6. Lessee's Tenant Improvement Allowance(s) shall be adjusted as follows: ee's TI Allowance based on /RSF shall equal $ .00. Any unused TI Allowance up to /RSF shall equal $ essee's Construction Management Fee Allowance, based on three and one-half percent ( ) of total costs, shall not excee

67. Capitalized terms not defined herein shall have the same meaning as set forth in the Lease

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©2006 - AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM CDM-0-07/06E

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

By LESSOR:	By LESSEE:
Ferrado Bayview, LLC, a Delaware limited liability company	Panattoni Development Company, Inc., a California corporation
By:	By:
Name Printed: JOSEPH TENA	Name Printed: STEPHEN BATCHELLER
Title:	Title: SENIOR V.P. / PROJECT PRINCIPAL
By:	By:
Name Printed:	Name Printed:
Title:	Title:
Address: 20411 SW Birch, #360 Newport Beach, CA 92660	Address: 20411 SW Birch, #200 Newport Beach, CA 92660
Telephone: (949) 474-9884	Telephone: (949) 747-7833
Facsimile: ( )	Facsimile: ( )
Federal ID No.:	Federal ID No.:

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 800 W 6th Street, Suite 800, Los Angeles, CA 90017. Telephone No.: (213) 687-8777. Fax No.: (213) 687-8616. Ahberg\Panattoni 20411 SW Birch #200 Commencement Date Memo

JT

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SB

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©2006 - AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM CDM-0-07/06E

INITIAL HERE

X

X

Total Floor 22,461 USF (Calculated from CAD drawings provided)
Total Floor 25,043 RSF (from provided building documentation)
11.4955% Load Factor
Suite 200
8,514.34 USF
(+77.08 S.F. share of extension)
8,591.42 USF
38.2502% of total Floor USF
9,579.00 RSF
Corridor Extension
113.63 USF
Suite 210
4,037.52 USF
(+36.55 S.F. share of extension)
4,074.07 USF
18.1383% of total Floor USF
4,542.38 RSF
Suite 250
9,795.60 USF
43.6114% of total Floor USF
10,921.60 RSF

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X

X

Second Floor Area Study

20411 SW Birch Street, Newport Beach, CA

7-11-11